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                                                                  Exhibit 10 (v)





                           CURTISS-WRIGHT CORPORATION
                                 RETIREMENT PLAN


                              AMENDED AND RESTATED,
                        effective as of JANUARY 1, 2001,
                          except as otherwise specified




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                                                                               i





                                TABLE OF CONTENTS



PREAMBLE.................................................................................................1

ARTICLE 1:  DEFINITIONS..................................................................................3

ARTICLE 2:  ELIGIBILITY.................................................................................16

   2.01    Eligibility for Participation................................................................16
   2.02    Break in Service.............................................................................16
   2.03    Transferred Employees........................................................................16

ARTICLE 3:  COMPANY CONTRIBUTIONS.......................................................................17

   3.01    Amount.......................................................................................17
   3.02    Payment......................................................................................17
   3.03    Forfeitures..................................................................................17
   3.04    Return of Company Contributions..............................................................17

ARTICLE 4:  ESCALATING ANNUITY BENEFIT..................................................................18

   4.01    Escalating Annuity Benefit and Cash Balance Account..........................................18
   4.02    Pay Based Credits............................................................................18
   4.03    Cost of Living Adjustment....................................................................18
   4.04    Vesting......................................................................................19
   4.05    Distribution of Escalating Annuity Benefit...................................................19
   4.06    Death Benefit................................................................................20
   4.07    Amount of Escalating Annuity Benefits........................................................20
   4.08    Supplemental Credits.........................................................................21

ARTICLE 5:  VESTING.....................................................................................21

   5.01    Vesting Schedule.............................................................................21
   5.02    Break in Service.............................................................................23
   5.03    Forfeiture and Restoration of Vesting Years of Service and Credited Service..................23
   5.04    Applicability of Prior Vesting Schedule......................................................25

ARTICLE 6:  AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFIT...............................................26

   6.01    Normal Retirement............................................................................26
   6.02    Minimum Retirement Benefits..................................................................31
   6.03    Early Retirement.............................................................................31
   6.04    Deferred Retirement..........................................................................32
   6.05    Disability Retirement........................................................................32
   6.06    Termination of Service After August 31, 1994.................................................33
   6.07    Employee Contributions.......................................................................33

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

   6.08    Leave of Absence.............................................................................33
   6.09    Deferred Commencement of Benefits............................................................34
   6.10    Deductions for Disability Benefits...........................................................34
   6.11    Mandatory Commencement of Benefits...........................................................34
   6.12    Maximum Retirement Benefit...................................................................35
   6.13    Prior Plan Benefit...........................................................................36
   6.14    Supplemental Benefit.........................................................................43

ARTICLE 7:  FORM OF BENEFIT PAYMENT.....................................................................44

   7.01    Normal Form of Payment.......................................................................44
   7.02    Optional Forms of Payment For All Benefits...................................................44
   7.03    Limitation on Optional Forms of Payment......................................................46
   7.04    Notice to Married Participants...............................................................47
   7.05    Mandatory Cashout of Small Benefits..........................................................47
   7.06    Annuity Contract Nontransferable.............................................................48
   7.07    Conflicts With Annuity Contracts.............................................................48
   7.08    Rollovers....................................................................................48
   7.09    Waiver of Thirty (30) Day Notice Period......................................................49

ARTICLE 8:  DEATH BENEFITS..............................................................................50

   8.01    Pre-Retirement Death Benefit.................................................................50
   8.02    Post-Retirement Death Benefit................................................................50
   8.03    Payment to Beneficiary.......................................................................51
   8.04    Required Distributions.......................................................................51
   8.05    Return of Contributions......................................................................52

ARTICLE 9:  RETIREMENT BENEFITS UNDER COLLECTIVE BARGAINING AGREEMENTS..................................53

   9.01    Eligibility for Employees Subject to a Collective Bargaining Agreement.......................53
   9.02    Amount, Form, and Commencement of Retirement Benefit.........................................53
   9.03    Credited Service.............................................................................70
   9.04    Definitions..................................................................................73

ARTICLE 10: MERGER OF METAL IMPROVEMENT COMPANY, INC. AND CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC.
CONTRIBUTORY RETIREMENT PLANS...........................................................................74

   10.01   Merger Date..................................................................................74
   10.02   Eligibility..................................................................................74
   10.03   Retirement Benefits..........................................................................74
   10.04   Prior Accrued Benefit........................................................................75
   10.05   Vesting......................................................................................75
   10.06   Transfer of Assets...........................................................................75

ARTICLE 11: ADMINISTRATION..............................................................................76

   11.01   Plan Administrator...........................................................................76
   11.02   Committee's Authority and Powers.............................................................76
   11.03   Delegation of Duties.........................................................................76
   11.04   Compensation.................................................................................76
   11.05   Exercise of Discretion.......................................................................76
   11.06   Fiduciary Liability..........................................................................76

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
   11.07   Indemnification by Company................................................................77
   11.08   Plan Participation by Fiduciaries.........................................................77

ARTICLE 12: AMENDMENT AND TERMINATION OF PLAN........................................................78

   12.01   Amendment.................................................................................78
   12.02   Procedure for Amendment...................................................................79
   12.03   Company's Right to Terminate Plan.........................................................79
   12.04   Consequences of Termination...............................................................79
   12.05   Special Restrictions on Benefits..........................................................79

ARTICLE 13: MERGER OF PLAN AND TRANSFER OF ASSETS OR LIABILITIES.....................................80

   13.01   Merger or Transfer........................................................................80
   13.02   Transfer from Trust.......................................................................80
   13.03   Transfer to Trust and Transfer Account....................................................80

ARTICLE 14: SPECIAL PROVISIONS FOR NON-KEY EMPLOYEES.................................................81

   14.01   Effective Date............................................................................81
   14.02   Determination of Top-Heavy Status.........................................................81
   14.03   Minimum Benefit...........................................................................84
   14.04   Minimum Vesting...........................................................................85

ARTICLE 15: GENERAL PROVISIONS.......................................................................85

   15.01   Trust Fund Sole Source of Payments for Plan...............................................85
   15.02   Exclusive Benefit.........................................................................86
   15.03   Binding Effect............................................................................86
   15.04   Nonalienation.............................................................................86
   15.05   Claims Procedure..........................................................................87
   15.06   Location of Participant or Beneficiary Unknown............................................88
   15.07   Applicable Law............................................................................88
   15.08   Rules of Construction.....................................................................88

SCHEDULE A 1: EARLY RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994.................................90

SCHEDULE A 2: DEFERRED RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994..............................91

SCHEDULE B:  RETIREMENT PLAN RATES IN FORCE FOR PURPOSES OF SECTION 6.13(B)(II)(D)...................92

SCHEDULE C:  EARLY RETIREMENT FACTORS FOR DEFERRED VESTED EMPLOYEES WHO TERMINATED EMPLOYMENT
PRIOR TO SEPTEMBER 1, 1994 AND PRIOR TO AGE 55 (CONTRIBUTORS)........................................93

SCHEDULE D:  EARLY RETIREMENT FACTORS FOR EARLY COMMENCEMENT OF DEFERRED VESTED PENSIONS.............94

SCHEDULE E:  JOINT AND SURVIVOR FACTORS..............................................................95

SCHEDULE F:  EARLY RETIREMENT FACTORS (UNION EMPLOYEES)..............................................96

SCHEDULE G 1: WOOD-RIDGE DEFERRED PENSION RATES......................................................97
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
SCHEDULE G 2: BUFFALO DEFERRED PENSION RATES............................................................98

SCHEDULE G 3: CURTISS-WRIGHT FLIGHT SYSTEMS DEFERRED PENSION RATES.....................................100

SCHEDULE G 4: TARGET ROCK CORPORATION DEFERRED PENSION RATES...........................................101

SCHEDULE H: CERTAIN BUFFALO EMPLOYEES..................................................................103

SCHEDULE I 1: SPECIAL FACTORS FOR ADDITIONAL BENEFITS REFERENCED IN SECTION 6.01(C)....................104

SCHEDULE I 2: SPECIAL FACTORS FOR BENEFITS REFERENCED IN SECTION 6.01(D)...............................105

SCHEDULE J: SPECIAL PROVISIONS APPLICABLE TO EMPLOYEES OF ACQUIRED ENTITIES............................106

SCHEDULE K 1: SPECIAL PROVISIONS FOR SUPPLEMENTAL CREDITS FOR PARTICIPANTS AFFECTED BY CERTAIN
REDUCTIONS IN FORCE ...................................................................................112

SCHEDULE K 2: SPECIAL VESTING PROVISIONS FOR PARTICIPANTS AFFECTED BY CERTAIN REDUCTIONS IN FORCE......113






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                                                                               1



                   CURTISS-WRIGHT CORPORATION RETIREMENT PLAN
               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001,
                          except as otherwise specified


PREAMBLE

         The Curtiss-Wright Contributory Retirement Plan, a defined benefit pension plan, was established effective May 1, 1953 for eligible non-union Employees of the Curtiss-Wright Corporation ("the Company"). The benefits under the retirement plan were also available to the Company's union employees whose collective bargaining units negotiated for these benefits.

         Effective December 31, 1991, the Curtiss-Wright Pension Plan was merged into the Curtiss-Wright Contributory Retirement Plan.

         Wherever the term "Prior Plan" is used herein, it shall refer to the Curtiss-Wright Contributory Retirement Plan, established on May 1, 1953, and which was in full force and operation through August 31, 1994.

         Effective September 1, 1994, the Prior Plan was renamed the Curtiss-Wright Corporation Retirement Plan ("the Plan"), the Plan was amended and restated in its entirety ("the September 1, 1994 Restatement"), and the Metal Improvement Company, Inc. Retirement Income Plan and the Curtiss-Wright Flight Systems/Shelby, Inc. Contributory Retirement Plan were merged into the Plan. The September 1, 1994 Restatement included special effective dates for certain provisions thereof, in accordance with the requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993 and regulations and rulings thereunder. Subsequent to the September 1, 1994 Restatement, the Plan has been amended from time to time.

         The Company hereby amends and restates the Plan in its entirety, effective as of January 1, 2001, provided, however, that the effective date of any provision or provisions of the Plan shall, to the extent required by specific provisions of the Plan, the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000, or the Economic Growth and Tax Relief Reconciliation Act of 2001 or other law, be any such earlier or other effective date required by the Plan, such acts or such law.

         Until the applicable effective dates of the provisions of the Plan as hereby amended and restated, the September 1, 1994 Restatement shall continue in full force and effect and its provisions shall be amended and restated as of the applicable




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                                                                               2



effective dates described herein, without any termination or gap or lapse in time or effect.

         The amount of benefits, forms of benefit, benefits payable upon a Participant's death, and commencement of benefits for Participants who are non-union employees are set forth in Articles 4, 5, 6, 7, and 8. The amount of benefits, benefits payable upon death, and commencement of benefits for Participants who are union employees are set forth in Article 9.




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                                                                               3



ARTICLE 1: DEFINITIONS

Wherever used herein, the following terms shall have the following meanings unless the context otherwise requires:

1.01 "Actuarial Equivalent" means the value determined on the basis of applicable factors set forth below, or as otherwise specifically set forth in the Plan.

         All lump sums other than those attributable to the Cash Balance Account that are paid to participants after age fifty-five (55), regardless of whether the participant terminated prior to age fifty-five (55), will use an immediate annuity factor times the early retirement factor at that age. All lump sums other than those attributable to the Cash Balance Account paid before age fifty-five (55) will use a deferred annuity factor deferred to age sixty-five (65). For calculating the Cash Balance Account, the Escalating Annuity Benefit is adjusted to payment age as described in Sections 4.07(b) and (c), multiplied by the complete expectation of life of the Participant, at the date of determination, based on the IRS Mortality Table.

         For a non-escalating annuity that commences prior to Early Retirement Date, the 1983 GAM table for Males and Females with an eighty percent (80%) weighting on the male table's q and a twenty percent (20%) weighting on the female table's q. The interest rate is six percent (6%). The early retirement reduction factor will be based on benefit payments that would have commenced at age sixty-five (65), reduced without subsidy to an age below fifty-five (55).

         Effective January 1, 1997, for calculating Joint & Survivor reduction factors which are applied to a Life Annuity benefit, the applicable mortality table and interest rate shall be the mortality table derived by using a fixed blend of fifty percent (50%) of the male mortality rates and fifty percent (50%) of the female mortality rates from the 1983 Group Annuity Mortality Table with ages set forward two (2) years for participants and ages set back one (1) year for beneficiaries and an interest rate of seven percent (7%).

         For calculating lump sum factors for benefits other than escalating benefits, converting the Cash Balance Account into an immediate level annuity, deriving the employee annuity associated with employee contributions with interest at a specified date, the applicable mortality table and interest rate shall be the IRS Mortality Table. and the IRS Interest Rate.

         All lump sums that are paid to participants will use an immediate annuity factor times the early retirement factor at that age. The early retirement factor for benefits commencing prior to age 55 for the non-escalating annuity benefit is actuarially reduced from age 65 using the interest rate and mortality table described in Code Section 417(e)(3)(A)(ii). For the escalating annuity benefit,




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                                                                               4



         early retirement factors for all ages are actuarially reduced, as described in Section 4.07(b) and (c).

         For converting an amount payable as an escalating annuity to a lump sum, the amount of the annuity shall be multiplied by the complete expectation of life of the Participant, at the date of determination, based on the IRS Mortality Table. For converting an amount payable as an escalating annuity to any other form of benefit, the amount shall first be converted to a lump sum as above, the lump sum shall be converted to an immediate single life annuity using whatever factors are then otherwise used in the Plan to convert annuities to lump sums, and the single life annuity will be converted to any other form of annuity using whatever factors are otherwise used in the Plan to convert single life annuities to other forms of annuities.

1.02 "Age" means the age attained by a Participant, expressed in years and months.

1.03 "Affiliated Employer" means any company not participating in the Plan which is a Participant of a controlled group of corporations, as defined in Section 414(b) of the Code, which also includes as a member the Employer; any trade or business under common control, as defined in
         Section 414(c) of the Code, with the Employer; any organization, whether or not incorporated, which is a member of an affiliated service group, as defined in Section 414(m) of the Code, which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of Section 6.12 and Section 1.26, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

1.04 "Annuity Starting Date" means the first day of the period for which an amount is payable as an annuity or, if a benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.05 "Average Compensation" means the average of a Participant's Compensation over the sixty (60) consecutive months within the last one hundred twenty (120) months which produces the highest average. If the Participant has less than sixty (60) months of Service, Compensation is averaged over the Participant's months of Service from the date of his employment to his date of termination of employment.

1.06 "Beneficiary" means the individual or entity designated as such by a Participant pursuant to the Plan or otherwise entitled to receive any payment pursuant to the Plan upon the death of the Participant. If with respect to any payment no individual or entity has been designated by a Participant, or no designated Beneficiary survives the Participant, the Participant's Beneficiary shall be (a) the Participant's surviving Spouse, if living at the time of such payment; or in default thereof
         (b) the Participant's estate.

1.07     "Board of Directors" means the Board of Directors of the Company.




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                                                                               5



1.08 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the corresponding provisions of any subsequently enacted Federal tax laws.

1.09 "Committee" means the Committee appointed by the Chairman of the Board of Directors to administer the Plan as agent of the Company.

1.10 "Company" or "Employer" means Curtiss-Wright Corporation, including any affiliate or subsidiary of the Company which shall adopt this Plan for its Employees, with the approval of the Company, and any other corporation, partnership, business association or proprietorship which shall have assumed in writing the obligations of the Plan and Trust, with the approval of the Company, including any successor to an Employer as a result of a statutory merger, purchase of assets or any other form of reorganization of the business of the Company.

1.11 "Compensation" means, except as defined in Section 6.12, all of each Participant's regular or base salary or wages, including overtime pay, commissions and payments under the Company's incentive compensation plans or bonus plans.

         Compensation shall include only that Compensation which is actually paid to the Participant during the applicable period, provided, however, payments under the Company's incentive compensation plans and for accrued vacation pay shall be taken into account in the periods to which such payments relate. Except as provided elsewhere in this Plan, the applicable period shall be the Plan Year.

         Notwithstanding the above, Compensation shall include any amount which is contributed by the Company pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under a "qualified cash or deferred arrangement," as defined in Section 401(k) of the Code, or under a "cafeteria plan," as defined in Section 125 of the Code.

         Effective on and after January 1, 1989 and before January 1, 1994, Compensation taken into account for any purpose under the Plan, including the determination of Average Compensation, shall not exceed $200,000 per year. As of January 1 of each calendar year on and after January 1, 1990 and before January 1, 1994, the applicable limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the limitation on Compensation to be taken into account under the Plan for such calendar year and all prior calendar years, in lieu of the $200,000 limitation set forth above, or as previously adjusted.

         For Plan Years beginning on or after January 1, 1994 and prior to January 1, 2002, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year.




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                                                                               6


         Effective for Plan Years beginning on or after January 1, 1989 and prior to January 1, 1997, in applying the OBRA '93 annual compensation limitation, the family group of a Highly Compensated Employee who is subject to the family member aggregation rules of Section 414(q)(6) of the Code, because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose family members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the OBRA '93 annual compensation limitation is exceeded, then the limitation shall be prorated among the affected family members in proportion to each such family member's Compensation prior to the application of this limitation except for purposes of determining compensation below the Plan's integration level.

         For Plan Years beginning on or after January 1, 1994 and prior to January 1, 2002, (i) any reference in this Plan to the limitation under
         Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision; and (ii) if Compensation for any Plan Year beginning before January 1, 1994 is taken into account in determining an Employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year.

For Plan Years beginning on or after January 1, 2002, the annual compensation of each Participant taken into account under the Plan shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. In determining benefit accruals in plan years beginning on or after January 1, 2002, the annual compensation limit described in this paragraph shall be taken into account, for determination periods beginning before January 1, 2002.

         Special Provisions applicable under Prior Plan:

         (a) Notwithstanding any provision in this Plan to the contrary, however, subject to any limitations imposed under Code Section 401(a)(17), effective for periods prior to September 1, 1994, Compensation shall mean:

                  (i) for each calendar month prior to July 1, 1970, 1/12th of his basic salary (on an annual basis) in effect at the beginning of each Plan Year; and

                  (ii) for each calendar month after June 30, 1970, 1/12th of the sum of his basic salary (on an annual basis) in effect at the beginning of each Plan Year, plus any cash payments he received in the prior Plan Year under the Company's Modified Incentive Compensation Plan;

                  and shall remain constant throughout each particular Plan Year (except for the effect on the last half of the 1970 Plan Year of cash payments



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                                                                               7




                  received in 1969 under the Company's Modified Incentive Compensation Plan) regardless of increases or decreases in actual salary. In the case of an Employee not eligible to participate under the Plan at the beginning of a Plan Year, his Compensation for the remaining months of that Plan Year shall be 1/12th of his basic salary (on an annual basis) in effect on his eligibility date.

             (b) For purposes only of subparagraphs 3(c)(i)(B) of Article III of the Prior Plan, Compensation means:

                  (i) prior to July 1, 1970, the basic salary or basic wages actually paid to the Employee in the particular Plan Year;

                  (ii) after June 30, 1970, the basic salary or basic wages plus cash payments under the Company's Modified Incentive Compensation Plan actually paid to the Employee in the particular Plan Year; and

                  (iii) after July 1, 1982, basic salary, basic wages or compensation received under either the Company's Modified Incentive Compensation Plan or the Metal Improvement Company bonus plan shall not be considered under this Plan as reduced on account of any deferral or contribution which is made pursuant to the Curtiss-Wright Corporation Deferred Compensation Plan (a tax qualified defined contribution plan, subsequently renamed the Curtiss-Wright Corporation Savings and Investment Plan, herein, "the Savings Plan"). Basic salary, basic wages or Compensation received under either the Company's Modified Incentive Compensation Plan or the Metal Improvement Company bonus plan shall be calculated as if no deferral or contributions were made to the Savings Plan.

                  "Basic salary or basic wages" of an Employee means his basic salary or basic wages only, and shall in no case include any amounts paid to him as overtime, bonuses, deferred compensation or additional compensation of any sort.

1.12 "Covered Compensation" means with respect to any Participant for Plan Years beginning after December 31, 1994 the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the thirty-five (35) year period ending with the last day of the current calendar year, and for Plan Years beginning prior to January 1, 1995, the thirty-five (35) year period ending with the last day of the calendar year prior to the current calendar year. The determination of Covered Compensation shall be made in accordance with Section 1.401(l)-1(c)(7) of the Treasury Regulations. A Participant's Covered Compensation shall be adjusted each Plan Year. In determining the Covered Compensation for a Plan Year, the Taxable Wage Base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year. Any change in a Participant's Covered Compensation shall not cause any reduction in his retirement benefit.




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                                                                               8


1.13 "Credited Service" means completed years and calendar months of employment and shall include the following:

         (a) All periods of employment of an Employee with the Company, and periods of employment with a member of the Controlled Group while the member of the Controlled Group has adopted the Plan.

         (b) Any periods of Leave of Absence approved by the Company in writing, or military leave during the period in subsection (a) above.

         (c) For periods on or after May 1, 1966 and before December 31, 1991, Credited Service of an Employee eligible to participate in this Plan shall include Service which would be creditable under the Curtiss-Wright Pension Plan for any periods of his employment not included as Credited Service under Subsections
                  (a) and (b) above.

         Notwithstanding any provision in this Plan to the contrary, a Participant who elects Disability Retirement shall continue to receive credit for Years of Credited Service and Vesting Years of Service until his Normal Retirement Date and shall be deemed to receive Compensation in each such year in an amount equal to his Compensation on the date on which payment of his Long Term Disability Benefits commenced.

         Notwithstanding any provision in this Plan to the contrary, for purposes of determining Credited Service, an Employee shall be credited with a calendar month of Service for a month in which such Participant completes one (1) Hour of Service. This provision shall apply only in the month of hire and the month of separation of Service.

         Special Provisions applicable under Prior Plan

         For purposes of determining Credited Service for the Prior Plan, the following provisions shall apply:

                    (i) Only Employees who were Participants under the terms of the Prior Plan shall be entitled to Credited Service.

                    (ii) Credited Service shall mean completed years and
                         calendar months of employment, including periods of employment with the Company or a member of the Controlled Group following his most recent date of hire preceding December 31, 1991.


         Special Provisions applicable to Employees of Acquired Entities

         The Credited Service of Employees who were formerly employed by entities that were acquired by the Employer shall be subject to the special rules set forth in Schedule J.

1.14 "Disability" means a physical or mental impairment that, in the opinion of the Committee, is of such permanence and degree that the Participant is unable, because of such impairment, to perform any gainful activity




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                                                                               9



         for which the Participant is entitled by virtue of experience, training, or education. The permanence and degree of such impairment shall be supported by medical evidence.

1.15 "Disability Retirement Date" means the date that a Participant who is totally and permanently disabled elects to retire and commence to receive his Disability Retirement Benefits.

1.16 "Early Retirement Date" means the date on which a Participant has attained at least age fifty-five (55) and completed at least five (5) Years of Credited Service.

         A Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits pursuant to Section 6.03 of the Plan.

1.17 "Effective Date." The original effective date of the Prior Plan was May 1, 1953.The effective date of this amendment and restatement of the Plan is January 1,2001, except as otherwise provided herein, or as required by applicable law.

1.18     "Employee" means any Employee of the Company or of any other Employer.

         The term Employee shall not include any Leased Employee deemed to be an employee of any Employer described in the foregoing paragraph as provided in Section 414(n) or (o) of the Code.

         Any person deemed to be an independent contractor by any Employer and paid by the Employer in accordance with its practices for the payment of independent contractors, including the provision of tax reporting on Internal Revenue Service Form 1099, shall be excluded from the definition of Employee for all purposes under the Plan, notwithstanding any subsequent reclassification of such person for any purpose under the Code, whether agreed to by the Employer or adjudicated under applicable law.

         The term "employee," as used in the Plan, means any individual who is employed by an Employer or an Affiliated Employer as a common law employee of the Employer or an Affiliated Employer, regardless of whether the individual is an "Employee," and any Leased Employee.

1.19 "Entry Date" means the first day of every January, April, July and October.

1.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the corresponding provisions of any subsequently enacted pension laws.

1.21 "Fiduciary" means any Person that exercises any discretionary authority or discretionary control respecting the management or disposition of Plan assets or renders any investment advice for a fee or other compensation or exercises any discretionary authority or responsibility for the administration of the Plan.

1.22 "Highly Compensated Employee" means, for a Plan Year commencing on or after January 1, 1997, any employee of the Employer or an Affiliated Employer (whether or not eligible for membership in the Plan) who:

                  (a) was a 5 percent owner (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or

                  (b) for the preceding Plan Year received Statutory Compensation in excess of $80,000, and was among the highest 20 percent of employees for the preceding Plan Year when ranked by Statutory Compensation paid for that year, excluding, for purposes of determining the number of such employees, such employees as the Committee may determine on a consistent basis pursuant to Section 414(q) of the Code. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

         Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

         The Employer's top-paid group election as described above, shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Employer and Affiliated Employers for which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements. Notwithstanding the foregoing, the consistency provision in the preceding sentence shall not apply for the Plan Year beginning in 1997 and, for Plan Years beginning in 1998 and 1999, shall apply only with respect to all qualified retirement plans (other than a multiemployer plan) of the Employer and Affiliated Employers.

         The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

1.23     "Hour of Service" means:

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company. These hours will be credited to the Employee for the computation period in which the duties are performed; and

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Leave of Absence. No more than five hundred one (501) Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which is incorporated herein by this reference; and

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         Hours of Service will be credited for employment with other members of an Affiliated Service Group (under Section 414(m) of the Code), a Controlled Group (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code) of which the adopting Employer is a member, and any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code and the regulations thereunder.

         Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) or (o) of the Code and the regulations thereunder.

         Notwithstanding any provision in this Plan to the contrary, Hours of Service shall not be credited for severance pay.

         The Hours of Service credited shall be determined as required by
         Section 2530.200b-2(b) and (c) of the Labor Regulations.

1.24 "IRS Interest Rate" means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the applicable Stability Period, which rate is the interest rate published in Federal Reserve release H.15, or its successor, as the average yield on a 30-year Treasury Constant Maturities for said month.

1.25 "IRS Mortality Table" means the mortality table prescribed by the Secretary of the Treasury under Section 417(e)(3)(A)(ii)(I) of the Code as in effect on the first day of the applicable Stability Period.

1.26 "Leased Employee" means, effective for Plan Years beginning on or after January 1, 1997, any person (other than a common law employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Employer. In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he has performed services as a Leased Employee for the Employer or an Affiliated Employer shall be counted as service as an Employee for all purposes of the Plan, except that he shall not, by reason of that status, become a Participant in the Plan.

         A Leased Employee shall not be considered an Employee of the recipient if:

         (i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten (10%) percent of Compensation, as defined in
                  Section 415(c)(3) of the Code, but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or
                  Section 403(b) of the Code, (2) immediate participation, and
                  (3) full and immediate vesting; and

         (ii) Leased Employees do not constitute more than twenty (20%) percent of the recipient's nonhighly compensated workforce.

1.27 "Leave of Absence" means any leave of absence which may be granted by the Company in accordance with reasonable standards and policies uniformly observed and consistently applied and may include, by way of illustration and not limitation, leaves of absence granted because of illness of the Employee or of his family members, vacations without pay, and pursuit of educational or vocational studies.

1.28 "Life Annuity" means, for other than the Escalating Annuity Benefit, a benefit payable in equal monthly amounts for the life of the annuitant and ceasing with the payment made on the first day of the month in which the annuitant dies, or, for the Escalating Annuity Benefit, the benefit form described in the second paragraph of Section 4.01.

1.29 "Limitation Year" means, for purposes of complying with Section 415 of the Code, a Plan Year.

1.30 "Maternity/Paternity Leave" means a temporary cessation from active employment with the Company or with any member of the Controlled Group which begins on or after the first day of the first Plan Year beginning after December 31, 1984, for any of the following reasons:

         (a)      the pregnancy of the Employee;

         (b)      the birth of a child of the Employee;

         (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

         (d) the caring for such child for a period beginning immediately following such birth or placement; provided, however, that in order for an Employee's absence to qualify as a Maternity/ Paternity Leave of Absence, the Employee must furnish the

                   Committee in a timely manner, with such information and documentation as the Committee may reasonably request to establish that the absence from work is for reasons referred to above and the number of days for which there was such absence.

1.31     "Named Fiduciary" means the Company.

1.32     "Normal Retirement Age" means the later of:

         (a)      the date a Participant attains age sixty-five (65); or

         (b) the fifth (5th) anniversary of the date as of which the Participant commenced employment.

         A Participant shall become fully vested in his Normal Retirement Benefit upon attaining his Normal Retirement Age.

1.33 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age

1.34 "Participant" means a person who meets the requirements of Article 2, 9 or 10 for participation in the Plan, including a former Participant.

1.35 "Plan" means the Curtiss-Wright Corporation Retirement Plan, as set forth herein and as it may be amended.

1.36     "Plan Year" means:

          (a) prior to May 1, 1966, a twelve (12) month period starting May 1 and ending April 30 of the succeeding year; and

          (b) the eight (8) month period starting May 1, 1966 and ending December 31, 1966; and

          (c) commencing with January 1, 1967, a twelve (12) month period starting January 1 and ending December 31 of the same calendar year.

1.37     "Present Value" means the Actuarial Equivalent, as defined in
         Section 1.01, of the Normal Form of Benefit.

1.38 "Prior Plan" means Curtiss-Wright Contributory Retirement Plan, established on May 1, 1953, and which was in full force and operation through August 31, 1994.

1.39 "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse, which is equal to the amount which is payable during the joint lives of the Participant and the Spouse, and which is the amount of benefit which can be purchased with the actuarial equivalent of the Participant's vested retirement benefit.

1.40 "Service" means all periods of employment with the Company. The period of employment begins when a Participant first completes one (1) Hour of Service and ends on the earlier of the date the Employee resigns, is discharged, retires, dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Company. If an Employee is absent for any reason and returns to the employ of the Company before incurring a One-Year Break in Service, he will receive credit for his period of absence up to a maximum of twelve (12) months. Service subsequent to a One-Year Break in Service will be credited as a separate period of employment.

1.41 "Severance From Service Date" means the earliest of the date on which an Employee (a) resigns, retires, is discharged or dies, or (b) the first anniversary of the first date of absence for any reason.

1.42 "Spouse" means the person to whom the Participant is legally married at the earlier of the Participant's death or the date on which payment of the Participant's benefits commence, and any former Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code ("QDRO"). Except as otherwise required pursuant to a QDRO, an individual shall not be considered to be a Spouse eligible to receive the Spouse's Survivor Annuity pursuant to
         Section 8.01, unless such individual was married to the Participant for the one-year period ending on the Participant's death.

1.43 "Stability Period" means the Plan Year in which occurs the Annuity Starting Date for the distribution.

1.44 "Taxable Wage Base" means the maximum amount of earnings which may be considered wages with respect to any Plan Year under Code Section 3121(a)(1) and determined as of the first day of each such Plan Year.

1.45     "Trust" means the trust created by the Trust Agreement.

1.46 "Trust Agreement" means the agreement entered into with a bank or trust company establishing the Trust under the Plan for the purpose of holding contributions under the Plan and for the payment of benefits under the Plan, as such agreement may be amended from time to time.

1.47     "Trust Fund" means the assets of the Trust.

1.48 "Trustee" means the person or persons acting as trustee or trustees hereunder at any time or from time to time. A Trustee shall be deemed to be a "named fiduciary" pursuant to Section 402(a)(1) of ERISA.

1.49 "Vesting Year of Service" means any Plan Year during which the Employee is credited with at least one thousand (1,000) Hours of Service. Vesting Years of Service shall include all Years of Service determined as of August 31, 1994, for which such Employee received a Year of Service for vesting purposes under the terms of the Prior Plan, or under the terms of either the Metal Improvement Company Retirement Income Plan or the Curtiss-Wright Flight Systems/Shelby, Inc. Retirement Plan. If the Company maintains the Plan of a predecessor

         Employer, Service with such Employer will be treated as Service for the Company.

         Special Provisions applicable to Employees of Acquired Entities

         The Vesting Years of Service of Employees who were formerly employed by entities that were acquired by the Employer shall be subject to the special provisions set forth in Schedule J.

1.50 "Year of Eligibility Service" means , with respect to any Employee, the 12-month period of employment with the Employer or any Affiliated Employer, whether or not as an Employee, beginning on the date he first completes an Hour of Service upon hire or rehire, or any Plan Year beginning after that date, in which he first completes at least 1,000 Hours of Service.

1.51 "Year of Credited Service" means each year with the Company with respect to which benefits are treated as accruing on behalf of the Participant for such year pursuant to Section 1.13 of the Plan.

1.52 "Year of Service" means, unless otherwise indicated, twelve (12) consecutive months of Service.

ARTICLE 2: ELIGIBILITY

2.01     Eligibility for Participation.

         (a) Any nonrepresented Employee and any represented Employee whose union had negotiated a benefit under this Plan, employed by the Company as of the September 1, 1994, became a Participant under this Plan as of September 1, 1994.

         (b) Any nonrepresented Employee and any represented Employee whose union has negotiated a benefit under this Plan, not described in subsection (a), shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he completes his Year of Eligibility Service, provided that he then satisfies the following eligibility requirements:

                  (i)      He shall be a salaried or hourly Employee; and

                  (ii) He shall either be employed by the Company in the United States, or, if he is in the employ of a participating subsidiary and/or constituent corporation now or hereafter organized under the laws of a country, or political subdivision thereof, foreign to the United States of America, he shall be a citizen of the United States of America.

         (c)      Special Provisions applicable to Employees of Acquired
                  Entities: The Vesting Years of Service of Employees who were formerly employed by entities that were acquired by the Employer shall be subject to the special rules set forth in Schedule J.


2.02 Break in Service.

There are no Breaks in Service under the terms of this Plan. All periods of employment shall be aggregated for the purpose of determining whether an Employee has satisfied the requirements of Section 2.01.


2.03 Transferred Employees.

                  (a) Any active Participant of the Plan who is transferred to employment with an Affiliated Employer that is not an Employer under the Plan:

                  (i) shall not, for purposes of the Plan, be considered to have severed his employment with the Employer; and

                  (ii)   shall remain an active Participant.

         (b) Any person who is transferred as described in Section 2.03(a), or who is transferred to employment with an Employer from employment with an Affiliated Employer that is not an Employer under the Plan, shall have his period of employment with such Affiliated Employer recognized as service for the purpose of determining his Vesting Years of Service.



ARTICLE 3: COMPANY CONTRIBUTIONS

3.01     Amount.

Effective September 1, 1994, no contribution shall be required of any Participant as a condition of his participation in the Plan. The Company shall contribute to the Plan, for each Plan Year at least the amount, if any, necessary to satisfy the minimum funding requirements of the Code for such Plan Year.


3.02     Payment.

Company contributions for any Plan Year shall be paid in cash to the Trustee no later than the date prescribed by Section 412 of the Code and the regulations thereunder for meeting the minimum funding requirements for such Plan Year.


3.03     Forfeitures.

Any forfeitures arising under the Plan shall be used to reduce the Company's contribution.


3.04     Return of Company Contributions.

A contribution made by the Company may be returned to the Company if:

          (a) the contribution is made by the reason of a mistake of fact, provided such contribution is returned within one year of the mistaken payment; or

          (b) the contribution is conditioned on its deductibility for Federal income tax purposes and such deduction is disallowed, provided such contribution is returned within one year of the disallowance of the deduction for Federal income tax purposes and provided further that each contribution shall be deemed to be conditioned on its deductibility, unless otherwise stated in writing by the Company); or

          (c) the contribution is made prior to the receipt of a determination letter from the Internal Revenue Service as to the initial qualification of the Plan under Section 401(a) of the Code and no favorable determination letter is received; provided that any contribution made incident to that initial qualification must be returned to the Company within one year after the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

The amount of any contribution which may be returned shall be reduced to reflect its proportionate share of any net investment loss in the Trust Fund. In the event Subsection (c) applies, the returned contribution may include any net investment earnings or gains in the Trust Fund.

ARTICLE 4: ESCALATING ANNUITY BENEFIT

4.01     Escalating Annuity Benefit and Cash Balance Account.

Effective September 1, 1994, an Escalating Annuity Benefit shall be established and maintained for each Participant to which credits shall be made pursuant to the provisions of this Article 4. The amount of Escalating Annuity Benefit credited to any Participant shall be in addition to any other benefits credited under this Plan. The lump sum value of a Participant's Escalating Annuity Benefit, determined in accordance with Section 1.01, shall be referred to as his Cash Balance Account.

The normal form of retirement benefit for the Escalating Annuity Benefit is a life annuity payable monthly, commencing at Normal Retirement Date, under which the monthly benefit is automatically increased at the beginning of each calendar year after benefit commencement. The percentage of increase, or escalator, applicable to a calendar year is (i) for increases prior to 1997, the applicable rate from Section 4.03(a), and (ii) for increases after 1996, the 30-year Treasury Bond rate for December of the prior year.

4.02     Pay Based Credits.

For each Plan Year commencing with the 1994 Plan Year, there shall be credited to the Escalating Annuity Benefit of each Participant 4/75 of three percent (3%) of the Participant's Compensation earned during that Plan Year, such amount being credited as of the first day of the Plan Year.

For the Plan Year ending December 31, 1994, Compensation shall only include that Compensation earned during the period from September 1, 1994 through December 31, 1994.

4.03     Cost of Living Adjustment.

For each Participant who has not commenced to receive his Escalating Annuity Benefit, such benefit shall be increased in the manner described in Subsection
(b) below by a Cost of Living Adjustment determined in accordance with Subsection (a) below, except that for active Participants beyond Normal Retirement Age, (a) and (b) below will not apply and (c) below will apply:

         (a)      The Cost of Living Adjustments shall be as follows:

                  (i) 6.880% for calendar year 1994; however, for the period from September 1, 1994 to December 31, 1994, the equivalent rate of 2.24266% is credited.

                  (ii)     8.688% for calendar year 1995.

                  (iii)    6.230% for calendar year 1996.

                  (iv)     6.550% for calendar year 1997

                  (v) for years subsequent to 1997, the 30-year Treasury Bond rate for December of the prior year.

          (b) The Participant's Escalating Annuity Benefit shall be increased at the end of each Plan Year described in (a) above by an amount equal to the Cost of Living Adjustment for such year multiplied by the Participant's Escalating Annuity Benefit on the first day of such year inclusive of the Pay Based Credits allocated to such year under 4.02 above.

               The amount of a Participant's Escalating Annuity Benefit at any date shall be the amount of the Benefit on the first day of the month containing such date. The value of a Participant's Escalating Annuity Benefit on the first day of a month shall be determined by increasing the value of the Benefit as of the first day of the Plan Year containing such month by any Pay Based Credits earned in such year and then by multiplying the sum by a Cost of Living Factor based on (a) above and the number of months from the beginning of the year to the first day of the month of determination.

          (c) Participants who remain active employees beyond Normal Retirement Age will not receive Cost of Living Adjustments in accordance with (a) and (b) above, but will instead have their Escalating Annuity Benefits increased at the end of each Plan Year by the 30-year Treasury Bond rate for December of the prior year. If the amount of an Escalating Annuity Benefit is to be determined as of a date other than the beginning or end of a Plan Year, the rules of the second paragraph of (b) above shall be applied but using the 30-year Treasury Bond rate for December of the prior year in lieu of the rates set forth in (a) above. Such increase will be in addition to any Pay Based Credits earned under Section 4.02 above.


4.04     Vesting.

The interest of a Participant in his Escalating Annuity Benefit shall be vested in accordance with Article 5 of this Plan.

4.05     Distribution of Escalating Annuity Benefit.

         (a) A Participant shall be entitled to commence distribution of his Escalating Annuity Benefit upon (i) retirement on his Normal Retirement Date, Early Retirement Date, or his Disability Retirement Date, as the case may be, or (ii) the date he separates from Service with the Company with a vested benefit.

         (b) A Participant's Escalating Annuity Benefit shall be distributable pursuant to a form of payment permissible under
                  Article 7 as elected by the Participant.


4.06     Death Benefit.

         (a) If a Participant who has an Escalating Annuity Benefit dies before commencement of the payment of such Benefit, the Participant's Beneficiary shall receive an annuity that is the Actuarial Equivalent of the Escalating Annuity Benefit, payable for the life of the Beneficiary. Payment of the annuity shall commence on what would have been the Participant's Normal Retirement Date (or the first day of the month following his date of death, if later), unless the Beneficiary elects earlier commencement.

         (b) In lieu of the annuity described in Section 4.06(a), a Beneficiary may elect to receive the Participant's Cash Balance Account in a single sum. Payment shall be made at such time as the Beneficiary elects.

         (c) Subject to the spousal consent requirements of Section 8.01 of the Plan, the Participant may, by written designation filed with the Committee, designate one Beneficiary to receive payment under this Article and may rescind or change any such designation.

         (d) In the absence of spousal consent under Section 8.01, the Actuarial Equivalent of any vested Escalating Annuity Benefit shall be paid to the surviving spouse as a single life annuity over the spouse's life. In no event shall the amount of the annuity payable to the surviving spouse be less than the amount that would be payable under Section 8.01.


4.07     Amount of Escalating Annuity Benefits.

         (a) A Participant's accrued benefit under this Article 4 as of any date is his Escalating Annuity Benefit as of such date.

         (b) If the Participant's benefit commences prior to Normal Retirement Date, the amount of Escalating Annuity commencing at any earlier benefit commencement date shall be the amount of his accrued Escalating Annuity Benefit multiplied by an early retirement factor. For the purpose of this Section 4.07 the early retirement factor shall be the ratio of 18.75 to the complete expectation of life at the Participant's age at benefit commencement, such expectation being calculated using the IRS Mortality Table.

         (c) If the Participant's benefit commences on or after Normal Retirement Date, the amount of Escalating Annuity commencing at any such benefit commencement date shall be the amount of his accrued Escalating Annuity Benefit multiplied by a late retirement factor. For the purpose of this Section 4.07 the late retirement factor shall be the ratio of 18.75 to the complete expectation of life at the Participant's age at benefit commencement, such expectation being calculated using the IRS Mortality Table.

         (d) The lump sum value of the Escalating Annuity Benefit described in (b) or (c) above shall be the Actuarial Equivalent of such Escalating Annuity Benefit and any other form of annuity benefit shall be the Actuarial Equivalent of the lump sum so determined.


4.08     Supplemental Credits.

         (a) Supplemental Credits shall be provided in accordance with the provisions of Schedule K1.


         (b) For purposes of Section 4.03(b), the Supplemental Credits added to a Participant's Escalating Annuity Benefit in accordance with this section shall be treated in the same manner as the Pay Based Credits earned by the Participant during the year in which such supplemental credits were added.

         (c) The supplemental credits added to a Participant's Escalating Annuity Benefit in accordance with this section shall be payable in the same manner and under the same conditions as amounts credited to his Escalating Annuity Benefit under
                  Section 4.02.


ARTICLE 5:  VESTING

5.01     Vesting Schedule.

         (a)      Normal Retirement Benefit determined under Section 6.01.

                  Upon termination of Service prior to Normal Retirement Date, the interest of a Participant in that portion of his Normal Retirement Benefit that is determined in accordance with
                  Section 6.01 shall be vested in accordance with the following schedule, based on the number of Vesting Years of Service of the Participant on the date of his termination of employment:


                  IF VESTING YEARS OF                         THE PARTICIPANT'S
                  SERVICE AS OF THE DATE                      NONFORFEITABLE
                  OF TERMINATION EQUAL:                       PERCENTAGE IS:
                  ---------------------                       --------------
                        4 or less                                  0%
                        5 or more                                100%

         (b) Normal Retirement Benefit derived from Cash Balance Account as determined under Article 4.

                  (i)      Participant employed prior to June 1, 1997:

                  Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant who commenced employment with an Employer or an Affiliated Employer prior to June 1, 1997 in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:


                  IF VESTING YEARS OF                           THE PARTICIPANT'S
                  SERVICE AS OF THE DATE                        NONFORFEITABLE
                  OF TERMINATION EQUAL:                         PERCENTAGE IS:
                  ---------------------                         -----------------
                           1                                           20%
                           2                                           40%
                           3                                           60%
                           4                                           80%
                           5                                          100%

                  (ii)     Participant not employed prior to June 1, 1997:

                  Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant who commenced employment with an Employer or an Affiliated Employer on or after June 1, 1997 in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:


                  IF VESTING YEARS OF                         THE PARTICIPANT'S
                  SERVICE AS OF THE DATE                      NONFORFEITABLE
                  OF TERMINATION EQUAL:                       PERCENTAGE IS:
                  ----------------------                      -----------------
                       4 or less                                      0%
                       5 or more                                    100%

         (c)      Special  Provision for Reductions in Force.

                  The provisions of subsections (a) and (b) shall be subject to the provisions of Schedule K 2, if and to the extent applicable, with respect to Participants whose employment with the Employer is terminated on account of a reduction in force.

5.02     Break in Service.

There are no Breaks in Service under the terms of this Plan. All periods of employment shall be aggregated for the purpose of determining a Participant's Vesting Years of Service and for the purpose of determining whether a Participant's nonforfeitable percentage in accordance with Section 5.01.

5.03     Forfeiture and Restoration of Vesting Years of Service and Credited
         Service.

         (a) In the case of a termination of a Participant's employment from the Employer for any reason, if as of the date of such termination the Participant was not fully vested in his retirement benefit, the Participant may elect, subject to the limitations of Articles 4, 6 and 7 and to the provisions of subsection (d), to receive a distribution of the entire vested portion of such retirement benefit and the nonvested portion will be treated as a forfeiture.

         (b) If a Participant received a distribution from the Plan and subsequently resumes covered employment under the Plan, the following shall apply:

                  (i) The Participant's Vesting Years of Service shall be restored.

                  (ii) Repayment of any distribution from the Plan shall not be permitted.

                  (iii) If the Participant had less than five Vesting Years of
                        Service at the time of his termination, his Years of Credited Service shall also be restored, and the forfeited portion of his Company-derived retirement benefit, determined as of the time of his termination, shall be restored to him, without interest from the time of the distribution to the date the Participant resumes covered employment, but subject to the provisions of Section 4.07.

                   (iv) If the Participant had five or more Vesting Years of
                        Service at the time of his termination received a distribution representing less than his entire Company-derived retirement benefit, all of his Years of Credited Service shall be restored.

                   (v) If the Participant had five or more Vesting Years of Service at the time of his termination, and received a single sum representing all of his retirement benefit, his Years of Credited Service shall not be restored to him.

                  (vi) If a Participant's Credited Service is restored in accordance with paragraphs (iii), or (iv), then, upon subsequent retirement or termination of employment, the Participant's retirement benefit shall be reduced by the Actuarial Equivalent value of any benefit previously distributed to him.

         (c) If a Participant terminated employment from the Employer, but did not receive a distribution from the Plan in accordance with subsection (a), and subsequently resumes covered employment under the Plan, the following shall apply;

                  (i) The Participant's Vesting Years of Service shall be restored.

                  (ii)  The Participant's Credited Service shall be restored.

         (d) If the present value of a Participant's vested retirement benefit derived from Company and Participant contributions exceeds (or at the time of any prior distribution exceeded) $5,000, and the retirement benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such retirement benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's retirement benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Sections 411(a)(11) and 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

                  Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the retirement benefit is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy
                  Section 401(a)(9) or Section 415 of the Code.

                  For purposes of this subsection, a retirement benefit is immediately distributable if any part of the retirement benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) the Normal Retirement Age.


5.04     Applicability of Prior Vesting Schedule.

             (a) Notwithstanding the vesting schedules set forth in Section 5.01, the vested percentage of a Participant's retirement benefit shall not be less than the vested percentage attained under the terms of the Prior Plan as of August 31, 1994.

             (b) A Participant with at least three (3) Years of Service as of September 1, 1994 may elect to have his nonforfeitable percentage computed under the Prior Plan. For Plan Years beginning before December 31, 1988, or with respect to Participants who fail to complete at least one Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence. If a Participant fails to make such election, then such Participant shall be subject to the vesting schedules set forth in Section 5.01. The Participant's election period shall commence on the effective date of Section 5.01 as amended and shall end sixty (60) days after the latest of:

                  (i)      the adoption date of such amendment,

                  (ii)     the effective date of such amendment, or

                  (iii) the date the Participant receives written notice of such amendment from the Company or Plan Administrator.

                  Notwithstanding the foregoing, any Employee who was a Participant as of the effective date of the amendment of
                  Section 5.01 and who completed three (3) Years of Service shall be subject to the vesting schedule determined without regard to such amendment, provided that such schedule provides, in all circumstances, a nonforfeitable percentage that is no less than the percentage determined Section 5.01 as amended. For Plan Years beginning before December 31, 1988, or with respect to Employees who fail to complete at least one Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence.

                  This election hereinabove shall also be applicable when a Top-Heavy Plan reverts to non-Top-Heavy status.


ARTICLE 6:  AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFIT

6.01     Normal Retirement.

In addition to the portion of his Normal Retirement benefit that is determined in accordance with Article 4, a Participant who retires on his Normal Retirement Date shall be entitled to a Normal Retirement Benefit determined in accordance with this Section and subject to the minimum benefit provisions of Section 6.02. The Participant shall be entitled to receive a Normal Retirement Benefit, the Actuarial Equivalent of which is equal to the sum of (a) and (b) below:

         (a)      Service Before September 1, 1994.

                  (i) For Participants in covered employment on or after September 1, 1994, the Normal Retirement Benefit under this Section attributable to Service before September 1, 1994 shall be the amount determined in paragraph (ii). For Participants in covered employment on or after September 1, 1994 and who remain in covered employment on or after January 1, 1997, the Normal Retirement Benefit under this Section attributable to Service before September 1, 1994 shall be the greater of the amount determined in paragraph (ii) or the amount determined in paragraph
                           (iii).

                  (ii) The amount determined in this paragraph shall be the product of the Participant's accrued benefit under the Prior Plan as of August 31, 1994 and a fraction, the numerator of which is the amount determined in subparagraph (A) and the denominator of which is the amount determined in subparagraph (B), as follows:

                           (A) The greater of (I) the Participant's Average Compensation as of August 31, 1994 or (II) the Participant's Average Compensation at retirement.

                            (B) The Participant's Average Compensation as of August 31, 1994,

                           With respect to a Participant with a "frozen Section 401(a)(17) benefit", within the meaning of Section 6.02(b), the amount shall be determined by adjusting the frozen December 31, 1993 accrued benefit and the frozen accrued benefit for the period from January 1, 1994 to August 31, 1994 separately, using in the denominator, the Participant's Average Final Compensation as of December 31, 1993 and August 31, 1994 respectively, in each case, as limited by
                           Section 401(a)(17).

                           If a Participant elects pursuant to Section 6.07(c) to receive a distribution of his employee contributions to the Plan, prior to his Annuity Starting Date, the accrued benefit under the Prior Plan as of August 31, 1994, adjusted as provided in this paragraph, shall be reduced by the Actuarial Equivalent of the amount actually distributed to the Participant.


                  (iii) The amount determined in this paragraph shall be the portion of Participant's accrued benefit under the Prior Plan, as of August 31, 1994, that is attributable only to employer contributions, with the portion of the accrued benefit attributable to employer contributions under the Prior Plan, multiplied by the fraction described in paragraph
                           (i)(A) and (B), increased by the Actuarial Equivalent value of the Participant's contributions, provided, however, that this increase shall not apply, if the Participant elects pursuant to Section 6.07(c) to receive a distribution of his employee contributions to the Plan, prior to his Annuity Starting Date.


         (b)      Service After August 31, 1994.

The Normal Retirement Benefit under this Section attributable to Service after August 31, 1994 shall be equal to one and one-half (1 1/2%) percent of Average Compensation in excess of Covered Compensation multiplied by the Participant's total number of Years of Credited Service after August 31, 1994, up to a maximum of 35 years, plus one percent (1%) of Average Compensation up to Covered Compensation multiplied by the Participant's total number of Years of Credited Service after August 31, 1994, up to a maximum of 35 years.

         (c) Effective January 1, 1997, in addition to the benefits described in Section 4.02 and paragraphs (a) and (b) of this Section, the Normal Retirement Benefit of certain participants shall be increased. Participants described in Part A of
                  Schedule I 1 shall receive the increase set forth in subparagraphs (i) through (iii) herein. Participants described in Part B of Schedule I 1 shall receive the increase set forth in subparagraph (iv) herein, adjusted for optional form of payment as provided in Section 7.02.

                  (i) The benefit described in Section 6.01(a) shall be increased by the sum of (A) and (B) below:

                           (A) the applicable factor in Schedule I 1 multiplied by the employer accrued benefit under Section 6.01(a), as of the date of determination, but in no event later than December 31, 2000,

                           (B) the applicable factor in Schedule I 1 multiplied by the employer accrued benefit under Section 6.01(a) as of the date of determination, but in no event later than December 31, 2000, multiplied by a Participant's Years of Credited Service after December 31, 1997 and before January 1, 2001.

                  (ii) The benefit described in Section 6.01(b) shall be increased by the sum of (A) and (B) below:

                           (A)      the product of the applicable factor in
                                    Schedule I 1, multiplied by the fraction
                                    10/3, multiplied by the sum of:

                                    (I)     one and one-half percent (1 1/2%) of
                                            Average Compensation in excess of
                                            Covered Compensation, with Average
                                            Compensation determined as of the
                                            date of determination, but in no
                                            event later than December 31, 2000,
                                            and Covered Compensation determined
                                            as of December 31, 1997, plus

                                    (II)    one percent (1%) of Average
                                            Compensation, as determined in
                                            accordance with subparagraph (I)
                                            above, up to Covered Compensation,
                                            with Covered Compensation determined
                                            as of December 31, 1997.

                           (B)      the product of the applicable factor in
                                    Schedule I 1, multiplied by a Participant's
                                    Years of Credited Service after December 31,
                                    1997 and before January 1, 2001, multiplied by the sum of:

                                    (I)     one and one-half percent (1 1/2%) of
                                            Average Compensation in excess of
                                            Covered Compensation, with Average
                                            Compensation and Covered
                                            Compensation determined as of the
                                            date of determination, but in no
                                            event later than December 31, 2000,
                                            plus

                                    (II)    one percent (1%) of Average
                                            Compensation up to Covered
                                            Compensation, with Covered
                                            Compensation and Average
                                            Compensation determined in
                                            accordance with subparagraph (I)
                                            above.

                  (iii) The benefit described in Section 4.02 shall be increased by the sum of (A) to (D) below:

                           (A) the applicable factor described in Schedule I 1 multiplied by the Participant's Cash Balance Account as of December 31, 1997.

                           (B) the applicable factor described in Schedule I 1 multiplied by the credit to the Participant's Cash Balance Account for the 1998 Plan Year.

                           (C) the applicable factor described in Schedule I 1 multiplied by the credit to the Participant's Cash Balance Account for the 1999 Plan Year.

                           (D) the applicable factor described in Schedule I 1 multiplied by the credit to the Participant's Cash Balance Account for the 2000 Plan Year.

                  (iv)   The additional benefits set forth in Part B of
                         Schedule I 1.

                  (v) In the event the limitation on Compensation in Section 401(a)(17) of the Code is increased at any time by statute or regulation, but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code, all accruals under this section 6.01(c) shall cease as of the effective date of said increase.

         (d) Effective January 1, 2000, in addition to the benefit described in Section 4.02 and paragraphs (a), (b) and (c) of this Section, the Normal Retirement Benefit of certain participants shall be increased. Participants described in
                  Schedule I 2 shall receive the increase set forth in subparagraphs (i) through (iii) herein.


                  (i) The sum of the benefits described in Section 6.01(a) and 6.01(c)(i) shall be increased by the sum of (A) and
                       (B) below:

                       (A) the applicable factor in Schedule I 2 multiplied by
                           the employer accrued benefit under Section 6.01(a) and 6.01(c)(i) as of the date of determination, but in no event later than December 31, 2003,

                       (B) the applicable factor in Schedule I 2 multiplied by
                           the employer accrued benefit under Section 6.01(a) and 6.01(c)(i) as of the date of determination, but in no event later than December 31, 2003, multiplied by a Participant's Years of Credited Service after December 31, 2000 and before January 1, 2004.

                  (ii) The benefit described in Section 6.01(b) and
                       6.01(c)(ii) shall be increased by the sum of (A) and
                       (B) below:

                       (A) the product of the applicable factor in Schedule I 2,
                           multiplied by three (3.0), multiplied by the sum of:

                           (I)   one and one-half percent of Average
                                 Compensation in excess of Covered Compensation, with Average Compensation determined as of the date of determination, but in no event later than December 31, 2003, and

                                 Covered Compensation determined as of December 31, 2000, plus

                           (II) one percent of Average Compensation, as determined in accordance with subparagraph (I) above, up to Covered Compensation, with Covered Compensation determined as of December 31, 2000, plus

                           (III) the accrued benefit provided under Section
                                 6.01(c)(ii)(A) and 6.01(c)(ii)(B).

                    (B)    the product of the applicable factor in
                           Schedule I 2, multiplied by a Participant's
                           Years of Credited Service after December 31,
                           2000 and before January 1, 2004, multiplied by the sum of:

                           (I) one and one-half percent (1 1/2%) of Average Compensation in excess of Covered Compensation, with Average Compensation and Covered Compensation determined as of the date of determination, but in no event later than December 31, 2003, plus

                           (II) one percent (1%) of Average Compensation up to Covered Compensation, with Covered Compensation and Average Compensation determined in accordance with subparagraph (I) above.

              (iii) The benefit described in Section 4.02 and 6.01(c)(iii)
                    shall be increased by the sum of (A) to (D) below:

                    (A) the applicable factor described in Schedule I 2, multiplied by the Participant's Cash Balance Account as of December 31, 2000.

                    (B) the applicable factor described in Schedule I 2, multiplied by the credit to the Participant's Cash Balance Account for the 2001 Plan Year.

                    (C) The applicable factor described in Schedule I 2, multiplied by the credit to the Participant's Cash Balance Account for the 2002 Plan Year.

                    (D) The applicable factor described in Schedule I 2, multiplied by the credit to the Participant's Cash Balance Account for the 2003 Plan Year.

              (iv) In the event the limitation on Compensation in Section 401(a)(17) of the Code is increased at any time by statue or regulation (but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code), all accruals under this section 6.01(d) shall cease as of the effective date of said increase.

               (v) If the Internal Revenue Service, upon timely application, determines that this Section 6.01(d) causes the Plan to lose its status as a qualified plan under Section 4.01(a) of the Code, then this subsection (d) shall be void ab initio.


6.02     Minimum Retirement Benefits.

         (a)      A minimum retirement benefit equal to the greater of (i) or
                  (ii) below shall be provided for "contributing participants" as such term is defined under the Prior Plan, who attained age fifty-five (55) with sixty (60) months of contributory Service ending on August 31, 1994:

                  (i)      the Normal Retirement Benefit under the Plan; or

                  (ii) the Participant's Prior Plan Benefit determined pursuant to Section 6.13.

         (b) Notwithstanding any provision of the Plan to the contrary, the annual normal retirement benefit of a Participant who is affected by the imposition of the OBRA '93 annual compensation limit, as described in Section 1.11, shall be equal to the greater of:

                  (i) the Participant's retirement benefit calculated under the provisions of the Plan as determined with regard to such limitation, or

                  (ii) a retirement benefit equal to the Participant's accrued benefit determined as of December 31, 1993, plus the Participant's accrued benefit based solely on service after such date under the provisions of the Plan as determined with regard to such imposition.

                  For purposes of this Section, the accrued benefit determined as of December 31, 1993 shall be equal to the greater of (A) the Participant's accrued benefit determined as of December 31, 1993, as determined with regard to the limitation on Compensation as in effect prior to the imposition of the OBRA '93 annual compensation limit , or (B) the Participant's accrued benefit determined as of December 31, 1988, plus the Participant's accrued benefit based solely on service after such date under the provisions of the Plan as determined with regard to such limitation, and such amount shall be deemed to the "frozen Section 401(a)(17) benefit" for purposes of
                  Section 6.01(a).

6.03     Early Retirement.

If a Participant's Service terminates on or after the Participant's Early Retirement Date, the Participant shall be entitled to receive his Normal Retirement Benefit determined as of the date on which the Participant terminated Service; provided, however, that in no event shall the Normal Retirement Benefit of any Participant who continues to perform Service after the Early Retirement Date be reduced as a result of such continued Service. Should the Participant elect to receive his Normal Retirement Benefit prior to the Normal Retirement Age, the Participant shall be entitled to a retirement benefit that is equal to his Normal Retirement Benefit multiplied by the applicable Early Retirement Factor set forth in Schedule A 1. The Early Retirement Benefit shall be payable in one of the forms provided in Article 7 of the Plan and shall commence on the first day of the month following the date on which the Participant terminates Service, unless the Participant elects a later commencement date, which commencement date shall not be later than his Normal Retirement Date.

6.04     Deferred Retirement.

If a Participant should continue Service beyond his Normal Retirement Age, the Participant shall continue his accrual of benefits in accordance with Section
6.01 of the Plan and the benefit payable upon his retirement shall be subject to the provisions of Section 6.09.


6.05     Disability Retirement.

         (a) If, prior to his Normal Retirement Date or other termination of employment with the Company, a Participant who shall have completed at least five (5) Vesting Years of Service retires by reason of becoming totally and permanently disabled in a manner which would qualify him to receive disability benefits under the Social Security Act ("Disability Retirement"), he shall have a right to his Normal Retirement Benefit as of his Disability Retirement Date.

         (b) Disability Retirement Benefit payments to a Participant shall commence on the first to occur of (i) his Normal Retirement Date; (ii) the first day of the month following the date payment of the disability benefits under the Company's Long Term Disability Plan are terminated; or (iii) such other earlier date as shall be determined by the Committee.

         (c) The Committee may require that a Participant receiving a Disability Retirement Benefit periodically submit proof of his continued disability.

         (d) A Participant who elects Disability Retirement shall continue to receive credit for Years of Credited Service and Vesting Years of Service until his Normal Retirement Date and shall be deemed to receive Compensation in each such year in an amount equal to his Compensation on the date on which payment of his Long Term Disability benefits commenced.

6.06     Termination of Service After August 31, 1994.

A Participant who separates from Service shall be entitled to receive a distribution equal to the Actuarial Equivalent of his nonforfeitable interest, determined in accordance with Section 5.01(a), in the portion of his Normal Retirement Benefit determined under this Article 6. In the event of such an election, the vested retirement benefit shall commence as soon as administratively practicable following the Participant's separation from Service. The vested retirement benefit shall be payable in one of the forms provided in Article 7 of the Plan.


6.07     Employee Contributions.

         (a) Effective September 1, 1994, no contribution shall be required of any Participant as a condition of his participation in the Plan. The provisions of the Prior Plan shall govern mandated employee contributions required before September 1, 1994.

         (b) For periods on or after January 1, 1988, interest on the employee contributions shall be calculated pursuant to Section 411(c)(2)(C)(iii)(I) of the Code. For the period from January 1, 1976 to January 1, 1988, interest shall be equal to 5%. Prior to January 1, 1976, interest shall be equal to the rate in effect under the terms of the Prior Plan.

         (c) A Participant may request a distribution of his employee contributions plus accrued interest thereon at any time, in writing, on a form or forms prescribed by the Committee. Such distribution shall be in a lump sum cash payment equal to the aggregate of his employee contributions plus accrued interest thereon. The distribution shall reduce the Participant's retirement benefit under Section 6.01(a)(i) by the Actuarial Equivalent of the amount distributed.

         (d) If a Participant is employed on or after January 1, 1997, employee contributions that have not been returned to the Participant as of his Annuity Starting Date shall be converted into an additional benefit of Actuarial Equivalent value in the application of Section 6.01(a)(ii) in the form of benefit selected by the Participant in accordance with Section 7.02.


6.08     Leave of Absence.

         (a) If a Participant is on an approved Leave of Absence, the Participant's retirement benefit shall be equal to the Participant's retirement benefit determined as of the beginning of such Leave of Absence. If the Participant returns to Service immediately following such approved Leave of Absence, the Participant's retirement benefit will be determined by including the period during such Leave of Absence in the Participant's Years of Service.

         (b) The provisions of this Section 6.08, including the conditions for granting a Leave of Absence, shall be applied on a uniform and nondiscriminatory basis for Participants under all qualified plans maintained by the Company.


6.09     Deferred Commencement of Benefits.

         (a) Subject to Section 7.03 of the Plan, a Participant may elect, in the form and manner prescribed by the Committee, to defer payment of his nonforfeitable interest, determined in accordance with Section 5.01, in that portion of his Normal Retirement Benefit determined in accordance with Section 6.01 to a date specified by the Participant.

         (b) If payment of the Participant's vested Normal Retirement Benefit commences after the Participant's Normal Retirement Date, the Participant shall be entitled to a retirement benefit that is equal to his Normal Retirement Benefit multiplied by the applicable Deferred Retirement Factor determined in accordance with Schedule A 2.

6.10     Deductions for Disability Benefits.

In determining benefits payable to any Participant, a deduction shall be made equivalent to all or any part of the following benefits payable to such pensioner by reason of any law of the United States, or any political subdivision thereof, which has been or shall be enacted, provided that such deduction shall be to the extent that such benefits have been provided by premiums, taxes or other payments paid by or at the expense of the Company:

         (a) Disability benefits, other than a Primary Insurance Amount payable under the Federal Social Security Act as now in effect or as hereafter amended.

         (b) Workers' Compensation (including hearing, pulmonary, ocular, and other occupational diseases and accident claims but excluding statutory payments for loss of any physical or bodily members such as leg, arm or finger) for Workers' Compensation awards granted subsequent to March 1, 1978, for Wood-Ridge and Nuclear facilities; January 9, 1978 for Curtiss-Wright Flight Systems, Inc.; May 5, 1978 for Target Rock Corp.; July 28, 1987 for Buffalo facility; and March 1, 1978 for the Corporate Office.


6.11     Mandatory Commencement of Benefits.

Unless a Participant elects otherwise, in accordance with the provisions of
Article 7, payment of the Participant's vested retirement benefit must commence not later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of:

         (a) the Participant attains the earlier of age sixty- five (65) and the Normal Retirement Age,

         (b)   the date the Participant's Service terminates or

         (c) the tenth (10th) anniversary of the year in which the Participant commenced Plan participation.

6.12     Maximum Retirement Benefit.

         (a) Subject to the following provisions of this Section and to the limitations set forth in Section 415 of the Code, any regulations or rulings thereunder and notwithstanding any provision of the Plan to the contrary, the maximum annual Pension payable to a Participant under the Plan in the form of a single life annuity, when added to any pension attributable to contributions of the Employer or an Affiliated Employer provided to the Participant under any other qualified defined benefit plan, shall be equal to the lesser of (1) the dollar limitation described in Section 415(b)(1)(A) of the Code or (2) the Participant's average annual remuneration during the three consecutive calendar years of his service with the Employer or Affiliated Employer affording the highest such average or during all of the years of such service if less than three years.

         (b) For purposes of this Section, the term "remuneration" with respect to any Participant shall mean the wages, salaries, and other amounts paid in respect of such Participant by the Employer or an Affiliated Employer for personal services actually rendered and shall include, but not by way of limitation, bonuses, overtime payments, and commissions and shall exclude deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. For Limitation Years beginning after December 31, 1997, remuneration shall also include any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Section 401(k) of the Code and its applicable regulations) or under a "cafeteria plan" (as defined under Section 125 of the Code and its applicable regulations) or under a "qualified transportation fringe" (as defined under Section 132(f) of the Code and its applicable regulations).


          (c) Notwithstanding the provisions of subsection (a), the maximum annual pension payable to a Participant who has a "freeze date" shall not be less than his "old law benefit." A Participant's "old law benefit" at any date is the maximum benefit he would be entitled to receive at such date, determined without regard to any changes in the terms and conditions of the Plan after December 8, 1994, without regard to any benefits that accrue under the Plan after his freeze date, and without regard to any cost of living changes that become effective after his freeze date. The "freeze date" of a Participant whose pension commences on or after January 1, 1995, and before January 1, 2000 shall be December 31, 1999.

          (d) In the case of a Participant of the Plan whose benefits have not yet commenced as of January 1, 2001, the benefit payable to a Participant's spouse under a qualified joint and survivor annuity or under a qualified preretirement survivor annuity shall be subject to the dollar limitation which would apply if the benefits were payable to the Participant in the form of a life annuity. The amount of the benefit payable to the spouse, and which is subject to the preceding sentence, shall be computed from the Participant's accrued benefit, determined in accordance with Article 4 and Article 6, and before application of this Section.

          (e) For Limitation Years commencing prior to January 1, 2000, if a Participant is a participant in any qualified defined contribution plan required to be taken into account for purposes of applying the combined plan limitations contained in Section 415(e) of the Code, then for any year the sum of the defined benefit plan fraction and the defined contribution plan fraction, as such terms are defined in said Section 415(e), shall not exceed 1.0. If for any year the foregoing combined plan limitation would be exceeded, the benefit provided under this Plan shall be reduced to the extent necessary to meet that limitation. With respect to a Participant whose benefits commenced prior to the first Limitation Year commencing on or after January 1, 2000, his benefit shall continue to be subject to the Section 415(e) limits and the provisions of the Plan in effect at his benefit commencement date except as hereinafter provided.

          (f) Notwithstanding anything hereinabove to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of
               Section 415 of the Code and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

     6.13      Prior Plan Benefit

          (a)  Applicability of Prior Plan Benefit

               The provisions of this Section shall be applicable to:

               (i) any Participant who terminated from employment with the Employer prior to September 1, 1994 and who was fully vested in his benefits under the Prior Plan; and

               (ii) any Participant who attained age fifty-five (55) and had completed sixty (60) continuous months of contributory active service as of August 31, 1994, and who remained in employment with the Employer subsequent to that date.

          (b)  Normal Retirement Benefit.

               (i) A Participant who retires on his Normal Retirement Date shall be entitled to his Normal Retirement Benefit calculated as of the date he retires. The Normal Retirement Benefit of a Participant shall be an annual annuity benefit, payable in monthly installments, equal to the sum of the following:

                    (A) a Past Service Benefit, if he (i) became an active Participant as of May 1, 1953, (ii) remained a continuous Participant, whether active or suspended, during the period of his employment on and after May 1, 1953, and made contributions while an active Participant during such period; plus

                    (B) a Future Service Benefit, if he made contributions while an active Participant; plus

                    (C) a Supplemental Benefit, if made contributions while an active Participant; plus

                    (D)  a Pension Equivalent Benefit; and minus

                    (E) the value of contributions that the Participant would have made, from September 1, 1994 to the Participant's retirement date, assuming, for this purpose that the provisions of the Prior Plan remained in effect for such period and the Participant had elected to make contributions in accordance with such provisions.

               (ii) The amounts taken into account for purposes of
                    paragraph (i) shall be  determined  as follows:

                    (A) The Past Service Benefit of a Participant eligible therefor shall be equal to three-quarters of one percent (3/4%) of his "annual earnings" as of May 1, 1953, multiplied by the number of his Years of Credited Service prior to May 1, 1953.

                    (B) The Future Service Benefit of a Participant eligible therefor shall be one percent (1%) of his annual earnings for each year of active participation during which he made contributions under the Prior Plan.

                    (C) The "Supplemental Benefit" of a Participant eligible therefor shall be the benefit calculated under either clause (I) or (II) below, whichever shall be applicable:

                         (I) If the Participant shall have been a continuous Participant, whether active or suspended, for the period from his eligibility date to his Normal Retirement Date and made contributions at all times while an active Participant under the Prior

                                 Plan during such period, two percent (2%) of his "final average earnings" in excess of $3,600 as determined below, multiplied by the sum of his years of Credited Service (not in excess of fifteen (15) years). For purposes of the preceding sentence, "final average annual earnings in excess of $3,600" means:

                                 (1)  for an Employee with five (5) or more
                                      years of active participation, the average of the excess of his annual earnings over $3,600 for the five (5) consecutive years of his active participation during his final years of active participation, but not in excess of ten (10), which produce the highest such average, or

                                 (2)  for an Employee with less than five (5)
                                      years of active participation, the average of his annual earnings in excess of $3,600 actually paid to him for the period of his service, not in excess of five (5) years, ending with his last year of active participation.

                         (II) If the Participant shall not have been a continuous Participant, whether active or suspended, for the period from his eligibility date to his Normal Retirement Date, or did not make contributions at all times while an active Participant under the Prior Plan during such period, an amount calculated under clause (I) above, as if the Participant had, in fact, been a continuous Participant for such period and made contributions at all times under the Prior Plan, while an active Participant therein, multiplied by a fraction, the numerator of which shall be the sum of his Years of Credited Service (not limited to fifteen (15) years) on the basis of which the Participant shall actually accrue a Past and/or Future Service Benefit under the Plan, and the denominator of which shall be the sum of his Years of Service, whether or not regarded as Credited Service for purposes of the Plan and not limited to fifteen
                                 (15) years, on the basis of which the
                                 Participant would have been entitled to accrue a Past and/or Future Service Benefit under the Plan if he had, in fact, been a continuous Participant for such period and made contributions while an active Participant therein.

                    (D) The "Pension Equivalent Benefit" of a Participant eligible therefor shall be the monthly pension benefit in accordance with Schedule B; provided, however, that the portion, if any, of such Pension Equivalent Benefit which shall have been based upon Years of Credited Service for which the Participant also is entitled to Past and/or Future Service Benefits under this Section shall be reduced by the amount of such Past and/or Future Service Benefits.

         (c)      Death  Benefit.

                  In the event an inactive Participant to whom this Section is applicable shall die before retirement, a death benefit shall be payable to his beneficiary equal to the aggregate of his contributions, plus interest, and any applicable annuity.

         (d)      Severance of Employment Benefit.

                  (i)      After Vesting  Date.

                           If the employment of a Participant who has made contributions while an active Participant shall be severed after he shall have completed five (5) Years of Credited Service, and before he has reached his Early Retirement Date, he shall be entitled to a Severance of Employment Benefit which shall be an annual annuity benefit commencing as of the first of the month next following his sixty-fifth (65th) birthday, which shall be equal to his Normal Retirement Benefit, determined in accordance with subsection (b) based upon his Years of Credited Service and years of active participation on the date of his severance of employment. In the calculation of the Supplemental Benefit of a Participant who severs his employment under this paragraph (d)(i), the denominator of the fraction referred to in subparagraph (b)(ii)(C)(II) shall include Years of Service the Participant would have had at his Normal Retirement Date, if he had remained in the employ of the Company until such date. Such Participant may elect, by filing a written request therefor with the Committee on such form and on such terms and conditions as the Committee may prescribe, to receive an annual annuity benefit commencing as of the first of any month following his fifty-fifth (55th) birthday, in which event such annual annuity benefit shall be the actuarial equivalent benefit calculated under the preceding sentences of this subparagraph
                           (d)(i), based upon the early retirement reduction factors set forth Schedule C. The first payment of a benefit under this subparagraph (d)(i) will commence the first of the month next following receipt by the Committee of all completed necessary forms and documentation. On or after January 1, 1976, one (1) Year of Service toward eligibility for a vested benefit in accordance with this subsection will be credited for any Participant who works at least one thousand (1,000) hours in any calendar year.

                           In lieu of the foregoing annuity benefits, the Participant may elect, by filing a written request therefor with the Committee on such form and on such terms and conditions as the Committee may prescribe, at any time after the date of his severance of employment and prior to the commencement of said annuity benefit, to receive in a lump sum cash payment the aggregate of his contributions, plus interest, and a deferred pension benefit equal to the benefit hereto paid for solely through Company Contributions. In the event that the Participant makes the election described in the foregoing sentence and further elects to commence receipt of such benefit prior to his Normal Retirement Date, such benefit will be reduced in accordance with the factors set forth in Schedule D.

                  (ii)     Prior to Vesting  Date.

                           If the employment of a Participant who has made contributions while an active Participant shall be severed prior to satisfying the applicable age and service conditions prescribed in paragraph (i) of this subsection, he shall be entitled, without request therefor, to a Severance of Employment Benefit equal to the aggregate of his contributions plus interest.

         (e)      Optional Survivor Benefit.

                  The Participant's fifty-five percent (55%) optional survivor benefit and/or contingent annuitant benefit shall be reduced by a percentage as set forth below for each full month or fraction thereof in effect for such Participant.

                  The appropriate percentages are:


                  For Coverage While The
                  Participant's Age Is                      Monthly Percentage

                         under 35                                 0.01%
                         35 - 45                                  0.02%
                         45 - 54 and 11 months                    0.04%

         (f)      Optional Annuity  Benefits for Deferred  Vested  Participant.

                  A Deferred Vested Participant may elect, by filing a written request therefor with the Committee on such form and on such terms and conditions as the Committee may prescribe to receive his deferred vested benefit in either of the following optional annuity forms:

                  (i) A benefit with a survivor benefit adjustment, under which his surviving spouse will receive fifty-five percent (55%) of such annuity benefit after the death of the Participant
                         For a Participant receiving a benefit with a survivor benefit adjustment, the reduced amount of his monthly benefit shall be equal to an amount determined by multiplying the monthly benefit otherwise payable to the Participant by ninety percent (90%) if the Participant's age and his designated spouse's age are the same; or, if such ages are not the same, such percentage shall be increased by one-half of one percent (1/2%), up to a maximum of one hundred percent (100%) for each year that the designated spouse's age exceeds the Participant's age and shall be decreased by one-half of one percent (1/2%) for each year that the designated spouse's age is less than the Participant's age.

                  (ii) A "Contingent Annuity Option" of seventy-five percent (75%) or one hundred percent (100%) with respect to the total of the Supplemental Benefit amount included within his annuity benefit, under which an annuity, on such terms as the Committee may prescribe, shall be payable for the Participant's life and continue after his death, in the same or lesser amount, to and for the life of a selected contingent annuitant; provided, however, that if such selected contingent annuitant is other than the Participant's spouse or physically or mentally disabled child, the amount payable under the option shall be adjusted, if necessary, so that the reduction in the Supplemental Benefit otherwise payable to the Participant on account of the option does not exceed forty percent (40%). Such annuity shall be the actuarial equivalent of the aforesaid Supplemental Benefit amount, determined in accordance with Schedule
                         E. Election of a seventy-five (75%) percent or one hundred percent (100%) option shall ordinarily be made at least one year prior to the commencement date of the Participant's annuity benefit which includes a Supplemental Benefit; otherwise, the Committee may require evidence satisfactory to it of the Participant's good health.

         (g) For purposes of determining a Participant's minimum benefit in accordance with this Section, the following definitions shall apply:

                  (i) Credited Service. The term "credited service" shall have the following meanings:

                         (A) Service Prior to May 31, 1953. Only Employees who become contributing active Participants as of May 31, 1953 shall be entitled to "credited service" under this paragraph (i) for any periods prior to May 31, 1953. Such "credited service" shall mean completed years and calendar months of employment prior to May 31, 1953, including the following periods:

                                    (I)     the period of employment of an
                                            Employee with the Company or an
                                            Affiliated Employer, following his
                                            most recent date of hire preceding
                                            May 31, 1953 and prior to his
                                            sixty-eighth (68th) birthday;

                                    (II)    the period of employment of an
                                            Employee with the Company or an
                                            Affiliated Employer preceding his
                                            most recent date of hire and prior
                                            to his sixty-eighth (68th) birthday;
                                            provided, however, that the period
                                            of his employment preceding a break
                                            in employment, except a break in
                                            employment of any duration during
                                            the interval commencing August 1,
                                            1945, and ending on or before
                                            December 31, 1949, of two (2) or
                                            more years shall not be taken into
                                            account;

                                    (III)   any periods of approved Leave of
                                            Absence or military leave during the
                                            period(s) defined in clauses (I)
                                            and/or (II) above.

                           (B) Service Commencing on or After May 31, 1953. "Credited service" after May 31, 1953 shall mean completed years and calendar months of employment commencing on or after May 31, 1953 and shall include the following periods:

                                    (I)     the periods of employment of an
                                            Employee with the Company or an
                                            Affiliated Employer while eligible
                                            to participate under the Plan
                                            following his most recent date of
                                            hire and prior to the earlier of his
                                            retirement or termination of
                                            employment;

                                    (II)    the period of employment of an
                                            Employee with the Company or an
                                            Affiliated Employer preceding his
                                            most recent date of hire; provided,
                                            however, that the period of his
                                            employment preceding a break in
                                            employment, except a break in
                                            employment of any duration of two
                                            (2) or more years shall not be taken
                                            into account;

                                    (III)   any periods of leave of absence
                                            approved by the Company in writing,
                                            or military leave during the period
                                            defined in clauses (I) and (II)
                                            above.

                           (C) Pension Plan Equivalent Service. On and after May 1, 1966, "credited service" of an Employee eligible to participate in this Plan shall include Service which would be creditable under the Curtiss-Wright Pension Plan for any period(s) of his employment not included as Credited Service under subparagraphs (i) and (ii) above.

                  (ii) Years of Participation. The term "years of participation" shall be Years of Credited Service while a continuous Participant; "years of active participation" shall mean Years of Credited

                           Service while an active Participant, whether or not interrupted by a period or periods of suspended participation; and "years of contributory active participation" shall mean Years of Credited Service while (a) an active Participant prior to May 1, 1966 and (b) a contributing active Participant after May 1, 1966, whether or not interrupted by a period or periods of suspended participation.

                  (iii) "Annual Earnings" for periods prior to September 1, 1994 shall mean:

                           (A) for each calendar month prior to July 1, 1970, one-twelfth (1/12) of his basic salary, on an annual basis, in effect at the beginning of each Plan Year; and

                           (B) for each calendar month after June 30, 1970, one-twelfth (1/12) of the sum of his basic salary, on an annual basis, in effect at the beginning of each Plan Year, plus any cash payments he received in the prior Plan Year under the Company's incentive compensation plan;

                  (iv) "Interest" for deferred vested Participants who terminated employment prior to September 1, 1994 means interest calculated from the first day of the Plan Year next following the Participant's contribution, compounded annually to the first of any month in which (A) there shall occur an event under the Plan calling for the distribution of an amount plus interest or (B) the Participant's retirement, whichever first occurs. Interest to May 1, 1966 shall be calculated at the rate of two percent (2%) compounded annually; interest from May 1, 1966 to January 1, 1971 shall be calculated at the rate of three and one-half percent (3 1/2%) compounded annually; and interest from January 1, 1971 to December 31, 1975 shall be calculated at the rate of four and one-half percent (4 1/2%) compounded annually. Interest from January 1, 1976 to December 31, 1987 shall be calculated at the rate of five percent (5%) compounded annually; and interest from January 1, 1988 at one hundred twenty percent (120%) of the Federal mid-term rate as at the beginning of the Plan Year compounded annually.


6.14     Supplemental Benefit

         (a) Management shall have the authority to cause a benefit, calculated in accordance with paragraph (b) below, to be paid to any one or more of the individuals identified in Schedule H. The supplemental benefit shall be in addition to any benefit payable under the Plan.

         (b) The special supplemental benefit under this Section shall be as specified herein for the individuals listed in Schedule H. Such payment shall be payable either in the form of an annuity described in paragraph (c) below, payable beginning at normal retirement date, or, at the election of the Participant, with spousal consent if necessary, in the form of a lump sum payment on the first day of any month following the sale of the Corporation's Buffalo facility and the completion of the applicable forms and waiting period as specified in Section 7.09. In lieu of lump sum payment as described above, the Participant may elect to commence his annuity at the same time the lump sum would have been payable.

          (c) The supplemental benefit shall be paid in accordance with Section 7.01(a) for an unmarried Participant or Section 7.01(b) for a married Participant, unless the Participant elects the following optional form of payment: cash lump sum. In order to derive the life annuity described by Section 7.01(a), the lump sum listed in Schedule H will be divided by a deferred annuity factor, using the PBGC interest rates - as described in Section 1.01. Section 7.01(b) annuities are derived by using the basis stipulated in
               Section 1.01. Early retirement annuities are the actuarial equivalent of normal retirement annuities using the immediate PBGC interest rate and the P 84 (0) mortality table as stated in
               Section 1.01.

ARTICLE 7:  FORM OF BENEFIT PAYMENT

7.01     Normal Form of Payment.

Unless a Participant has elected pursuant to Section 7.02 of the Plan that his vested Normal Retirement Benefit be paid in another form or to a Beneficiary other than his surviving Spouse, a Participant's vested Normal Retirement Benefit shall be paid in whichever of the following forms is applicable:

         (a) If the Participant does not have a Spouse at the time payment of his vested Normal Retirement Benefit commences, the vested Normal Retirement Benefit shall be payable in the form of a Life Annuity.

         (b) If the Participant has a Spouse at the time payment of the vested Normal Retirement Benefit commences, and the Participant terminates Service after attaining the earlier of his Normal Retirement Age or his Early Retirement Date, the Participant's vested Normal Retirement Benefit shall be payable in the form of a Qualified Joint and Survivor Annuity which is the Actuarial Equivalent of the vested Normal Retirement Benefit payable to the Participant as a Life Annuity.

7.02     Optional Forms of Payment For All Benefits.

         (a) In lieu of the form of payment provided in Section 7.01, a Participant may elect in the manner prescribed by the Committee and during the election period described in subsection (c) of, a form of benefit payment provided under subsection (b); provided, however, that any election, made by a Participant who has a Spouse, not to have payment of the Participant's benefits made in the form of a Qualified Joint and Survivor Annuity under Section 7.01(b), shall not be effective unless:

                  (i) The Spouse of the Participant consents in writing to the election; the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); and the Spouse's consent acknowledges the effect of such election and is witnessed by a member of the Committee or a Notary Public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent).

                  (ii) If it is established to the satisfaction of the Committee that the required consent may not be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as provided in Treasury regulations under the applicable provisions of the Code, a waiver will be deemed a qualified election.

                  Any consent by a Spouse (or establishment that the consent of a Spouse may not be obtained) under this subsection shall be effective only with respect to such Spouse. At any time during the election period described in Section 7.02(c), a Participant may, without the consent of the Participant's Spouse, revoke an election pursuant to this subsection to have payment of the retirement benefit made in a form other than a Qualified Joint and Survivor Annuity.

         (b) In the event an election is validly made and in effect pursuant to subsection (a) of the Plan not to receive payment of benefits in the normal form provided in Section 7.01, then the benefit payable to a Participant shall be the Actuarial Equivalent of the retirement benefit otherwise payable to the Participant in the form of a Life Annuity. A Participant may, in the form and manner prescribed by the Committee, elect any one of the following optional forms of payment:

                  (i)      a Life Annuity payable monthly to the Participant;

                  (ii) an immediate joint and survivor annuity commencing on or after the Participant's Early Retirement Date, or date of termination of employment, if later, under which one hundred percent (100%), seventy-five percent (75%), sixty-six and two-thirds percent (66-2/3%) or fifty percent (50%) of the amount payable to the Participant for his life is continued thereafter for the life of a contingent annuitant designated by him, for a period not in excess of the joint life expectancies of the Participant and the Participant's Beneficiary;

                  (iii)    a lump sum payment; or

                  (iv) one-half (1/2) as a lump sum payment and one-half (1/2) as an annuity.

                  A Participant may make separate elections of an optional form of benefit with respect to the portion of his benefit payable under Article 4 and the benefit payable under Article 6.

         (c) Any election not to receive payment of benefits under the Plan in the normal form provided in Section 7.01 of the Plan shall be made at any time during the election period in writing. Any such election may be revoked in writing, and a new election made, at any time during the election period. The election period shall be the ninety (90) day period ending on the Annuity Starting Date.

7.03     Minimum Distributions and Limitation on Optional Forms of Payment.

         (a) Notwithstanding any other Plan provision, payment of the Participant's entire interest in this Plan:

                  (i) shall be made to the Participant no later than the Required Beginning Date, as defined in subsection (b) of the Plan, or

                  (ii) shall commence not later than the Required Beginning Date, as defined in subsection (b) and be distributable (in accordance with Treasury regulations under Section 401(a)(9) of the Code) over one of the following periods:

                           (A)      the life of the Participant,

                           (B)      the joint and survivor lives of the
                                    Participant and the Participant's
                                    designated Beneficiary,

                           (C) a period certain not extending beyond the life expectancy of the Participant, or

                           (D) a period certain not extending beyond the joint and survivor life expectancies of the Participant and the Participant's designated Beneficiary.

                  For purposes of this Section 7.03, the life expectancy of the Participant and the Participant's Spouse, if any, may be redetermined (other than in the case of a life annuity), but no more frequently than annually

         (b) (i) A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age seventy and one-half (70 1/2). However, if the Participant attained age seventy and one-half (70 1/2) by January 1, 1988 or subsequent to January 1, 1999, and, for the five (5) Plan Year period ending in the calendar year in which he attained age seventy and one-half (70 1/2) and for all subsequent years, the Participant was not a more than five percent (5%) owner (as defined in Section 416(i) of the Code), the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service with the Employer or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than five percent (5%) owner. A mandatory distribution at the Participant's Required Beginning Date shall be in the normal annuity form of distribution required under Section 7.01 unless the Participant, pursuant to the provisions of this
                  Article 7, makes a valid election to receive an alternative form of payment.



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                                                                              47


                  (ii) The Required Beginning Date shall be the Participant's Annuity Starting Date and the Participant shall receive a late retirement benefit commencing on or before such required beginning date in an amount determined as if he had retired on such date. As of each succeeding December 31 prior to the Participant's actual late retirement date (and as of his actual late retirement date), the Participant's retirement benefit shall be recomputed to reflect additional accruals. The Participant's recomputed retirement benefit shall then be reduced by the Actuarial Equivalent value of the total payments of his late retirement benefit which were paid prior to each such recomputation to arrive at the Participant's late retirement benefit; provided that no such reduction shall reduce the Participant's late retirement benefit below the amount of late retirement benefit payable to the Participant prior to the recomputation of such retirement benefit; provided further that the reduction herein for prior payments shall be computed separately with respect to the retirement benefit determined under Article 4 and the retirement benefit determined under Article 6.

         (c) Notwithstanding any other Plan provision, all distributions required under this Article shall be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Treasury Regulations.


7.04     Notice to Married Participants.

No less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, the Committee shall furnish any Participant who has a Spouse, by mail or personal delivery, with a written explanation of (a) the terms and conditions of the Qualified Joint and Survivor Annuity provided in
Section 7.01 of the Plan, (b) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (c) the rights of the Participant's Spouse under Section 7.02(b) of the Plan to consent to a waiver of the Qualified Joint and Survivor Annuity form, and (d) the right to make, and the effect of, a revocation of an election to waive payment in the form of a Qualified Joint and Survivor Annuity. Within thirty (30) days following receipt by the Committee of a Participant's written request, the Participant shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election not to receive the Qualified Joint and Survivor Annuity. The Committee shall not be required to comply with more than one such request.


7.05     Mandatory Cashout of Small Benefits.

In any case, a lump sum payment of the Actuarial Equivalent value shall be made in lieu of all benefits if the present value of the retirement benefit payable to or on behalf of the Participant, determined as of the Participant's actual termination of service, amounts to $5,000 or less. Effective January 1, 2000, in determining the amount of a lump sum payment payable under this paragraph,

(i) Actuarial Equivalent value shall mean a benefit, in the case of a lump sum benefit payable prior to a Participant's Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Participant's Normal Retirement Date, or, if larger, the benefit which would otherwise have been provided commencing at the earliest date he could have commenced payment and (ii) the Actuarial Equivalent value shall be determined by using the IRS Mortality Table and the IRS Interest Rate. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Participant's termination of service or death. To the extent permitted by law, in the event the present value of a Pension exceeds $5,000 upon an initial determination as to its present value, the present value of the Pension shall be redetermined annually as of the first day of each subsequent Plan Year. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this Section. In no event shall a lump sum payment be made following the date Pension payments have commenced as an annuity.

7.06     Annuity Contract Nontransferable.

Any annuity contract distributed herefrom must be nontransferable.


7.07     Conflicts With Annuity Contracts.

The terms of any annuity contract purchased and distributed by the Plan to a Participant, Spouse or Beneficiary shall comply with the requirements of this Plan.


7.08     Rollovers.

This Section 7.08 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

The following definitions shall apply for purposes of this Section:

          (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.


7.09     Waiver of Thirty (30) Day Notice Period.

The notice required by Section 1.411(a)-11(c) of the Treasury Regulations must be provided to a Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date.

A Participant may, after receiving the notice required under Sections 411 and 417 of the Code, affirmatively elect to have his benefit commence sooner than 30 days following his receipt of the required notice, provided all of the following requirements are met:
                  (i) the Plan Administrator clearly informs the Participant that he has a period of at least 30 days after receiving the notice to decide when to have his benefit begin, and if applicable, to choose a particular optional form of payment;

                  (ii) the Participant affirmatively elects a date for benefits to begin, and if applicable, an optional form of payment, after receiving the notice;

                  (iii) the Participant is permitted to revoke his election until the later of his Annuity Starting Date or seven
                           (7) days following the day he received the notice;

                  (iv) the Participant's Annuity Starting Date is after the date the notice is provided; and

                  (v) payment does not commence less than seven (7) days following the day after the notice is received by the Participant.



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                                                                              50


ARTICLE 8:  DEATH BENEFITS

8.01     Pre-Retirement Death Benefit.

          (a) If a Participant who has a vested interest in his retirement benefit dies before payment of his benefits commence, then his Beneficiary shall be entitled to receive a benefit under this Section. For a Participant who was an Employee in active employment at the time of his death, the benefit shall be equal to the amount the Participant would have received pursuant to
               Section 6.01(a) and Section 6.01(b), if the benefit to which Participant had been entitled at his date of death had commenced in the form of a one hundred percent (100%) joint and survivor annuity in the month next following the month in which his Normal Retirement Date had occurred (or next following the month in which his date of death occurred, if later); for a Participant who was not an Employee in active employment at the time of his death, the benefit shall be equal to the amount the Participant would have received pursuant to Section 6.01(a) and Section 6.01(b), if the benefit to which Participant had been entitled at his date of death had commenced in the form of a fifty percent (50%) joint and survivor annuity in the month next following the month in which his Normal Retirement Date had occurred (or next following the month in which his date of death occurred, if later). The benefit payable to the Beneficiary shall be reduced in accordance with Schedule A 1 to reflect its commencement prior to the Participant's Normal Retirement Date and on or after the Participant's 55th birthday if the Beneficiary elects early commencement. The benefit payable hereunder shall commence as of the first day of the month following the month in which the Participant's Normal Retirement Date would have occurred. However, the Participant's Beneficiary may elect to begin receiving payments as of the first day of any month following the Participant's death. If the Beneficiary elects to commence receipt of payment prior to the Participant's 55th birthday, the reduction for early commencement shall be the Actuarial Equivalent from age 65.

          (b) The death benefit payable in accordance with this Section shall be in addition to any death benefit payable in accordance with
               Section 4.06

8.02 Post-Retirement Death Benefit.

Upon the death after retirement of a Participant, a death benefit in addition to any other benefit that may be payable to the Beneficiary under the Plan shall be payable to his Beneficiary in an amount equal to:

         (i)      one thousand dollars ($1,000); plus

        (ii) if (A) the Participant retired prior to September 1, 1994, and contributed to the Plan while a Participant in the Prior Plan for the three (3) consecutive years prior to retirement, or (B) the Participant retired after August 31, 1994 and contributed to the Plan for the sixty (60) consecutive months ending August 31, 1994, the greater of:

                  (1) his basic salary (on an annual basis) in effect on the January 1 next preceding his retirement date, reduced by 1/60th of such amount on the first day of each month following his retirement date; and

                  (2)      two thousand dollars ($2,000); less

         (iii) any amounts under a Group Life Insurance Plan of the Company which were paid to such Participant during his lifetime or are payable by reason of his death.


8.03     Payment to Beneficiary.

The Beneficiary entitled to a benefit pursuant to Section 8.01(a) may elect to receive the benefit in a lump sum, payable at the election of the Beneficiary, at any time following the Participant's death. The death benefit payable to a Beneficiary pursuant to Section 8.02 shall be paid in a lump sum as soon as practicable after the date of the Participant's death.


8.04     Required Distributions.

         (a) If a Participant dies after distribution of his interest in the Plan has commenced in accordance with Article 7 of the Plan, the remaining portion of the Participant's interest in the Plan shall be distributed at least as rapidly as the method of distribution being used as of the date of the Participant's death pursuant to Article 7 of the Plan.

         (b) If the Participant dies before distribution of his interest in the Plan has commenced, the Participant's entire interest in the Plan shall be distributed no later than five (5) years after the date of the Participant's death except to the extent provided in paragraphs (i) or (ii) below:

                  (i) if any portion of the Participant's interest in the Plan is payable to (or for the benefit of) a designated Beneficiary, distribution of the Participant's interest in the Plan may be made over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary), commencing no later than one year after the date of such Participant's death or such later date as may be provided in Treasury Regulations under the applicable provisions of the Code; and

                  (ii) if the designated Beneficiary is the Participant's surviving Spouse, the date on which the distributions are required to begin in accordance with paragraph
                           (i) immediately above shall not be
                           earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and if the surviving Spouse dies before the distributions to such Spouse begin, subsequent distributions shall be made as if the surviving Spouse were the Participant.

         (c)      For purposes of this Section 8.04:

                  (i) the life expectancy of the Participant and, if applicable, the Participant's Spouse (other than in the case of a Life Annuity) may be determined but not more frequently than annually, and

                  (ii) any amount paid to a child shall be treated as if it had been paid to the surviving Spouse if such amount will become payable to the surviving Spouse when such child reaches the age of majority (or such other designated event permitted under Treasury regulations).


8.05     Return of Contributions.

         (a) Upon receipt of proof, satisfactory to the Committee, of the death of a Participant, provided no other benefit is payable under the Plan on his account except as set forth in Section 8.05(b) below, the amount of his employee contributions at the time of the Participant's death which have not been distributed to the Participant shall be payable in one sum to his Beneficiary, if living.

         (b) If the Participant's Beneficiary is the Participant's spouse, the spouse shall receive the amount of employee contributions which have not been distributed in one sum, in addition to, and without any reduction for, any other benefit the spouse is entitled to receive under any other provision of this Plan.

ARTICLE 9: RETIREMENT BENEFITS UNDER COLLECTIVE BARGAINING AGREEMENTS

9.01     Eligibility for Employees Subject to a Collective Bargaining Agreement.

         (a) Each Employee whose employment is covered by a collective bargaining agreement to which the Company is a party and which provides for coverage under the Plan, who, on or after September 15, 1952, shall have attained the age of sixty-five
                  (65), shall have completed ten (10) or more Years of Credited Service and shall have ceased active Service shall be a Participant and shall be entitled to receive a pension determined under this Article 9.

         (b) Effective January 1, 1976, an Employee to whom subsection (a) applies and who begins employment with the Company five (5) or more years before the Normal Retirement Age shall be a Participant in the Plan and entitled to a benefit after reaching Normal Retirement Age based upon actual Years of Credited Service.

         (c)      Effective January 1, 1989, each Employee to whom subsection
                  (a) applies who, on or after September 15, 1952, shall have completed five (5) or more Years of Credited Service shall be a Participant, and after ceasing active Service, shall be entitled to receive a pension benefit under the Plan regardless of the number of years of participation before retirement age.

9.02     Amount, Form, and Commencement of Retirement Benefit.

The monthly amount of pension payable to a pensioner retired pursuant to the provisions of Section 9.01 of the Plan shall be as follows:

         (a)      Normal Retirement.

                  (i)      Wood-Ridge and Nuclear Facilities.

                           With respect to any such pensioner whose Credited Service was with the Wood-Ridge and Nuclear
                           Facilities:

                           (A) With benefits payable commencing prior to October 1, 1962, $6.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

                           (B) With benefits payable commencing on and after October 1, 1962 and prior to October 1, 1965, $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $6.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

                           (C) With benefits payable commencing on and after October 1, 1965 and prior to October 1, 1968, $6.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $6.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

                           (D) With benefits payable commencing on and after October 1, 1968 and prior to October 1, 1971, $7.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $7.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

                           (E) With benefits payable commencing on and after October 1, 1971 and prior to October 1, 1974, $8.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $8.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

                           (F) With benefits payable commencing on and after October 1, 1974 and prior to October 1, 1976, $9.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974.

                           (G) With benefits payable commencing on and after October 1, 1976, $10.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

                  (ii)     Buffalo Facility.

                           With respect to any such pensioner whose Credited Service was with the Buffalo Facility:

                           (A) With benefits payable commencing prior to October 1, 1962, $4.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (B) With benefits payable commencing on or after October 1, 1962 and prior to October 1, 1965, $5.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (C) With benefits payable commencing on or after October 1, 1965 and prior to October 1, 1968, $5.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (D) With benefits payable commencing on or after October 1, 1968 and prior to October 1, 1971, $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1970.

                           (E) With benefits payable commencing on or after October 1, 1971 and prior to October 1, 1973, $6.25 multiplied by his Years of Credited Service for benefit payments due prior to February 1, 1972, becoming the sum of $6.25 multiplied by his Years of Credited Service prior to January 1, 1972 and $7.00 multiplied by his Years of Credited Service on and after January 1, 1972, for benefit payments due on and after February 1, 1972.

                           (F) With benefits payable commencing on or after October 1, 1973, the sum of $6.50 multiplied by his Years of Credited Service prior to January 1, 1972 and $7.00 multiplied by his Years of Credited Service on and after January 1, 1972.

                           (G) With benefits payable commencing on or after October 1, 1974, the sum of $8.00 multiplied by his Years of Credited Service prior to January 1, 1972 and $7.00 multiplied by his Years of Credited Service on and after January 1, 1972 for payments due on and after October 1, 1974.

                           (H) With benefits payable commencing on or after October 1, 1975, $8.00 multiplied by his Years of Credited Service for payments due on and after October 1, 1975.

                           (I) With benefits payable commencing on or after November 1, 1977 and prior to November 1, 1978, the sum of $8.00 multiplied by his Years of Credited Service prior to January 1, 1978 and $9.00 multiplied by his Years of Credited Service on and after January 1, 1978.

                           (J) With benefits payable commencing on or after November 1, 1978, the sum of $8.00 multiplied by his Years of Credited Service prior to January 1, 1978 and $10.00 multiplied by his Years of Credited Service on and after January 1, 1978.

                           (K) With benefits payable commencing on or after November 2, 1980, the sum of:

                                    (1) $8.00 multiplied by his Years of
                                        Credited Service prior to January 1,
                                        1978,

                                    (2) $10.00 multiplied by his Years of
                                        Credited Service from January 1, 1978
                                        through November 1, 1980,

                                    (3) $11.00 multiplied by his Years of
                                        Credited Service from November 2, 1980
                                        through November 1, 1981,

                                    (4) $12.00 multiplied by his Years of
                                        Credited Service on and after November
                                        2, 1981 through May 4, 1985,

                                    (5) $13.00 multiplied by his Years of
                                        Credited Service on and after May 4,
                                        1985 through July 23, 1993, and

                                    (6) $17.00 multiplied by his Years of
                                        Credited Service on and after July 24,
                                        1993.

                  (iii)    Curtiss-Wright Flight Systems, Inc. Facility.

                           With respect to any such pensioner whose Credited Service was with the Curtiss-Wright Flight Systems, Inc. Facility:

                           (A) With benefits payable commencing prior to October 1, 1962, $4.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (B) With benefits payable commencing on or after October 1, 1962 and prior to October 1, 1965, $5.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (C) With benefits payable commencing on or after October 1, 1965 and prior to October 1, 1968, $5.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (D) With benefits payable commencing on or after October 1, 1968, $6.25 multiplied by his Years of Credited Service.

                  (iv)     Marquette Metal Products Company.

                           With respect to any such pensioner whose Credited Service was with The Marquette Metal Products
                           Company:

                           (A) With benefits payable commencing prior to October 1, 1962, $4.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (B) With benefits payable commencing on or after October 1, 1962 and prior to October 1, 1965, $5.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (C) With benefits payable commencing on or after October 1, 1965 and prior to October 1, 1968, $5.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

                           (D) With benefits payable commencing on or after October 1, 1968 and prior to October 1, 1971, $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1970.

                           (E) With benefits payable commencing on or after October 1, 1971 and prior to October 1, 1973, $6.25 multiplied by his Years of Credited Service for benefit payments due prior to February 1, 1972, becoming the sum of $6.25 multiplied by his Years of Credited Service prior to October 1, 1971 and $7.00 multiplied by his Years of Credited Service on and after October 1, 1971 for benefit payments due on and after February 1, 1972.

                           (F) With benefits payable commencing on or after October 1, 1973, the sum of $6.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $7.00 multiplied by his Years of Credited Service on and after October 1, 1971.

                           (G) With benefits payable commencing on or after October 1, 1974, the sum of $7.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $7.50 multiplied by his Years of Credited Service on and after October 1, 1971.

                           (H) With benefits payable commencing on or after October 1, 1975, the sum of $7.50 multiplied by his Years of Credited

                                    Service prior to October 1, 1971 and
                                    $8.00 multiplied by his Years of
                                    Credited Service on and after October 1,
                                    1971.

                           (I) With benefits payable commencing on or after October 1, 1976, the sum of $7.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $9.00 multiplied by his Years of Credited Service on and after October 1, 1971 and $10.00 multiplied by his Years of Credited Service on and after November 1, 1979.

                  (v)      Target Rock Corporation.

                           With respect to any such pensioner whose Credited Service was with Target Rock Corporation, subsequently known as Curtiss-Wright Flow Control
                           Corporation:

                           (A) With benefits commencing on or after June 1, 1967 and prior to October 1, 1968, $6.25 multiplied by his Years of Credited Service, for any pension payments due for months commencing on and after February 1, 1972.

                           (B) With benefits payable commencing on or after October 1, 1968 and prior to October 1, 1971, $7.25 multiplied by his Years of Credited Service, for any pension payments due for months commencing on and after February 1, 1972.

                           (C) With benefits payable commencing on or after October 1, 1971 and prior to June 1, 1975, his Years of Credited Service multiplied by $6.25 for any pension payments due for months commencing on and after October 1, 1971 but prior to February 1, 1972 and by $8.00 for any pension payments due for months commencing on or after February 1, 1972.

                           (D) With benefits payable commencing on or after June 1, 1975 and prior to May 1, 1977, $9.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after June 1, 1975.

                           (E) With benefits payable commencing on or after May 1, 1977, the sum of $9.00 multiplied by his Years of Credited Service prior to May 1, 1977 and $10.00 multiplied by his Years of Credited Service on and after May 1, 1977 for any pension payments due for months commencing on and after May 1, 1977.

                           (F)       $11.00 multiplied by his Years of
                                     Credited Service on or after May 1, 1981 for any pension payments due for months commencing on and after May 1, 1981, $12.00 multiplied by his Years of Credited Service on and after

                                     May 5, 1982 for any pension payments due for months commencing on and after May 5, 1982, $13.00 multiplied by his Years of Credited Service on and after May 7,
                                     1984 for any pension payments due for
                                     months commencing on and after May 7,
                                     1984, $14.00 multiplied by his Years of
                                     Credited Service on and after May 6,
                                     1985 for any pension payments due for
                                     months commencing on and after May 6,
                                     1985, and $15.00 multiplied by his Years of Credited Service on and after May 5, 1986 for any pension payments due for months commencing on and after May 5, 1986.

                           (G) $17.00 multiplied by his Years of Credited Service with Target Rock Corporation, now known as Curtiss-Wright Flow Control Corporation, on or after August 1, 1994 for any pension payments due for months commencing on or after August 1, 1994. The benefit under this subparagraph (G) is only available for those union members who did not elect to participate in the Curtiss-Wright Corporation Savings and Investment Plan.

                           (H) $19.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after August 1, 1997 for any pension payments due for months commencing on or after August 1, 1997;

                           (I) $21.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after August 1, 1998, for any pension payments due for months commencing on or after August 1, 1998;

                           (J) $23.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001;

                           (K) $25.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2002, for any pension payments due for months commencing on or after January 1, 2002;

                           (L) $28.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2003, for any pension payments due for months commencing on or after January 1, 2003.

                  (vi)     Metal Improvement Company, Inc. - Columbus Division.

                           With respect to any such pensioner whose Credited Service is with the Metal Improvement Company, Inc - Columbus Division:

                           (A) With benefits commencing on or after January 1, 1996, $10.00 multiplied by his Years of Credited Service on or after January 1, 1996, for any pension payments due for months commencing on or after January 1, 1996;

                           (B) With benefits commencing on or after January 1, 2001, $20.00 multiplied by his Years of Credited Service on or after January 1, 2001, for any pension payments due for months commencing after January 1, 2001.

                           (C) With benefits commencing on or after January 1, 2003, $24 multiplied by his Years of Credited Service on or after January 1, 2003, or any pension payments due for months commencing after January 1, 2003.

                           Service for vesting purposes shall commence January 1, 1996.

                  (vii)    Metal Improvement Company, Inc. - Vernon Division.

                           With respect to any such pensioner whose Credited Service was with the Metal Improvement Company, Inc.
                           - Vernon Division:

                           (A) With benefits commencing on or after October 1, 1996, $6.50 multiplied by his Years of Credited Service on or after October 1, 1996, for any pension payments due for months commencing on or after October 1, 1996.

                           (B) With benefits commencing on or after January 1, 2000, $7.50 multiplied by his Years of Credited Service on or after January 1, 2000, for any pension payments due for months commencing on or after January 1, 2000.

                           (C) With benefits commencing on or after January 1, 2001, $8.50 multiplied by his Years of Credited Service on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001.

                           (D) With benefits commencing on or after January 1, 2002, $9.50 multiplied by his Years of Credited Service on or after January 1, 2002, for any pension payments due for months commencing on or after January 1, 2002.

                           Service for vesting purposes shall commence October 1, 1996.

                  (viii)   Metal Improvement Company, Inc. - Addison Division.

                           With respect to any such pensioner whose Credited Service was with the Metal Improvement Company, Inc.
                           - Addison Division:

                           With benefits commencing on or after November 1, 1996, $4.00 multiplied by his Years of Credited Service on or after November 1, 1996, for any pension payments due for months commencing on or after November 1, 1996.

                           Service for vesting purposes shall commence November 1, 1996.

                  (ix)     Metal Improvement Company, Inc. - Long Island
                           Division.

                           With respect to any such pensioner whose credited service was with the Metal Improvement Company - Long Island Division:

                           With benefits commencing on or after April 1, 1998, $3.00 multiplied by his years of credited service on or after April 1, 1998, for any pension payments due for months commencing on or after April 1, 1998.

                           Service for vesting purposes shall commence April 1, 1998.

                  (x)      Metal Improvement Company, Inc. - Wakefield Division.

                           With respect to any such pensioner whose credited service was with the Metal Improvement Company - Wakefield Division:

                           With benefits commencing on or after June 1, 1999, $8.00 multiplied by his years of credited service on or after June 1, 1999, for any pension payments due for months commencing on or after June 1, 1999.

                           With benefits commencing on or after June 1, 2001, $10.00 multiplied by his years of credited service on or after June 1, 2001, for any pension payments due for months commencing on or after June 1, 2001.

                           Service for vesting purposes shall commence June 1, 1999.

                  (xi)     Metal Improvement Company - Lynwood Division:

                           With respect to any such pensioner whose credited service was with the Metal Improvement Company - Lynwood Division:

                           With benefits commencing on or after May 1, 2001, $6.50 multiplied by his years of credited service on or after May 1, 2001, for any pension payments due for months commencing on or after May 1, 2001.

                           Service for vesting purposes shall commence May 1, 2001.

         (b)      Early Retirement.

                  On or after January 1, 1989 any Participant described in
                  Section 9.01 who has attained age fifty-five (55), but not age sixty-five (65), and who has five (5) or more Years of Credited Service may retire at his option, and for any such Participant who retires with benefits which first could commence on or after October 1, 1965, the monthly pension payable to him shall be either:

                  (i) a pension commencing at age sixty-five (65) determined in accordance with Section 9.02(a) of the Plan and based upon his Credited Service at the time of his early retirement, or

                  (ii) a pension commencing on the first day of the month selected by him at the time of his early retirement which is after such retirement and prior to age sixty-five (65), in an amount equal to the amount that would have been payable at age sixty-five (65) on the basis of his Credited Service at the time of early retirement, multiplied by the applicable percentage set forth in Schedule F.


          (c)     Total and Permanent Disability Retirement.

                  (i) An Participant described in Section 9.01 with at least five (5) Years of Credited Service who is actually at work for the Company or is on an Company-approved Leave of Absence on or after January 1, 1989, who subsequent to September 15, 1952 becomes totally and permanently disabled prior to attaining age sixty-five (65), shall be eligible for a disability pension as hereinafter provided.

                  (ii) An Participant shall be deemed to be totally and permanently disabled, for purposes of this subsection when on the basis of medical evidence satisfactory to the Company he is found to be wholly and permanently prevented from engaging in any occupation or employment for wage or profit as a result of bodily injury or disease, either occupational or non-occupational in cause, provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of the Plan if his disability resulted from a self-inflicted injury, or a hostile act of a foreign power, or resulted from service in the Armed Forces of any country, unless his benefits could first commence on or after January 1, 1989, and he has accumulated five (5) Years of Credited Service since such hostile act or since leaving service in such Armed Forces.

                  (iii) The monthly pension payable to a disability pensioner shall be in accordance with Section 9.02(a) of the Plan, based on Credited Service at the date of disability.

                  (iv) In addition to the monthly pension provided for in subparagraph (iii), there shall be payable to a disability pensioner during the continuance of his total and permanent disability, until he attains age sixty-five (65), or, if earlier, until the date at which such disability pensioner becomes or could have become entitled to an unreduced Federal Social Security benefit for age or for disability, a monthly amount equal to:

                           (A) $5.20 multiplied by his Years of Credited Service at the date of disability, but not more than $130, with respect to a monthly pension that first could commence prior to October 1, 1968,

                           (B) $6.00 multiplied by his Years of Credited Service at the date of disability, but not more than $150, with respect to a monthly pension that first could commence on or after October 1, 1968, and

                           (C) $10.00 multiplied by his Years of Credited Service at the date of disability, but not more than $250, with respect to a monthly pension that first could commence on or after March 1, 1978.

                  (v) Any disability pensioner may be required to submit to medical examination at any time during retirement prior to age sixty-five (65), but not more often than semi-annually, to determine whether he is eligible for continuance of the disability pension. If, on the basis of such examination, it is found that he is no longer disabled or if he engages in gainful employment, except for purposes of rehabilitation as determined by the Company, his disability pension will cease. In the event the disability pensioner refuses to submit to medical examination, his pension will be discontinued until he submits to examination.


         (d)      Retention of Deferred Pension.

                  (i) An Participant described in Section 9.01 who loses Credited Service in accordance with Section 9.03(c) of the Plan prior to the age at which he is eligible for early retirement in accordance with Section 9.02(b) of the Plan, shall be eligible for a deferred pension; provided, that:

                           (A) If such loss was on or after September 15, 1957 and prior to September 30, 1962, such Participant then had at least twenty (20) Years of Credited Service; or

                           (B) If such loss was on or after September 30, 1962 and prior to September 30, 1965, such Participant either:

                                    (1)     then had at least ten (10) Years of
                                            Credited Service and had attained
                                            his fortieth (40th) birthday; or

                                    (2)     then had at least twenty (20) Years
                                            of Credited Service accrued through
                                            (i) the calendar year 1962 or (ii)
                                            the date of his loss of Credited
                                            Service, whichever is earlier; or

                           (C) If such loss was on or after September 30, 1965, such Employee then had at least ten
                                    (10) Years of Credited Service; or

                           (D) If such loss was on or after January 1, 1989, such Employee then had at least five
                                    (5) Years of Credited Service.

                  (ii) The monthly amount of such deferred pension commencing at age sixty-five (65) for Employees eligible therefor in accordance with Section 9.02(a) of the Plan shall be as shown in Schedule G 1 for the Wood-Ridge Facility, Schedule G 2 for the Buffalo Facility, Schedule G 3 for the Curtiss-Wright Flight Systems Facility, and Schedule G 4 for the Target Rock Facility. The deferred pension rates for Marquette Metal Products Company facility are the same rates as shown in Section 9.02(a)(iv) for the Marquette Metal Products Company facility.

                  (iii) For Employees who became eligible for a deferred pension before January 1, 1976:

                           Upon written request to the Company by a Participant eligible for a deferred pension in accordance with this subsection, such deferred pension shall be payable on the first day of the month following the later of (A) the month in which such Participant attains age sixty-five (65), or effective October 1, 1962, age sixty (60), or (B) the month during which the Company receives such written request, provided, that any deferred pension commencing after age sixty
                           (60) and prior to age sixty-five (65) and shall be the amount in accordance with Section 9.02(a) of the Plan, reduced in accordance with the early retirement factors set forth in Schedule D for each complete calendar month by which such Participant is under the age of sixty-five (65) at the time such deferred pension commences. The written request must be received by the Company not earlier than sixty (60) days prior to his sixtieth (60th) birthday.

                  (iv) For Participants who became eligible for a deferred pension on or after January 1, 1976:

                           Such deferred pension benefit shall be payable on the first day of the month following the later of (A) the month in which such Participant attains age fifty-five (55), or (B) sixty (60) days from the date the Company receives such written request; provided that any deferred pension benefit commencing after age fifty-five (55) and prior to age sixty-five (65) shall be the amount in accordance with Section 9.02(a) of the Plan, reduced in accordance with the early retirement factors set forth in Schedule D for each complete calendar month by which such Participant is under the age of sixty-five (65) at the time such deferred pension commences. The written request must be received by the Company not earlier than sixty (60) days prior to his fifty-fifth (55th) birthday.

         (e)      Optional Survivor Benefit Election.

                  (i) A Participant who has attained age fifty-five (55), retiring with benefits payable commencing on or after January 1, 1989, in accordance with the normal, early or total and permanent disability retirement provisions of this Section, or a Participant who loses Seniority on or after January 1, 1989 and is eligible for a deferred pension benefit in accordance with subsection (d), will, unless waived, receive an adjusted amount of monthly pension benefit to provide that, if his or her designated Spouse shall be living at his or her death, after the survivor benefit becomes effective, a survivor benefit shall be payable to such Spouse during his or her further lifetime.

                           (A)      The Participant may designate as a
                                    beneficiary of a survivor benefit only the person who is his or her Spouse at such time and who has been his or her Spouse for at least one (1) year immediately prior to the date of benefit commencement. Such designation must be accompanied by proof of marriage and date of birth of Spouse.

                           (B) A Participant who is entitled to a total and permanent disability benefit prior to attaining age fifty-five (55) shall have such benefit adjusted to provide the survivor benefit, if not waived, effective the first day of the month following his or her fifty-fifth (55th) birthday.

                           (C) A survivor benefit shall be irrevocable at or after its effective date, if the Participant and the designated Spouse both shall be living at such time.

                           (D) The survivor benefit shall become effective, if not waived, on the commencement date of the Participant's monthly benefit and payable on and after the first day of the month following the pensioner's death.

                  (ii) For an Participant receiving a pension benefit with a survivor benefit adjustment in accordance with paragraph (i), the reduced amount of his monthly pension benefit referred to in paragraph (i) shall be equal to an amount determined by multiplying the monthly pension benefit otherwise payable to the Employee by ninety percent (90%), if the Participant's age and his designated Spouse's age are the same (the age of each for the purposes hereof being the age at his or her last birthday prior to the effective date of the survivor benefit); or, if such ages are not the same, such percentage shall be increased by one-half of one percent (1/2%), up to a maximum of one hundred percent (100%), for each year that the designated Spouse's age exceeds the Participant's age, and shall be decreased by one-half of one percent (1/2%) for each year that the designated Spouse's age is less than the Participant's age.

                  (iii) The survivor benefit payable in accordance with paragraph (i) to the surviving Spouse of a retired Participant who dies after such benefit becomes effective shall be a monthly benefit for the further lifetime of such surviving Spouse equal to fifty-five percent (55%) of the reduced amount of such Participant's monthly pension benefit as determined in accordance with Section 9.02(a) of the Plan for any such Participant with benefits payable commencing on or after October 1, 1965.

                  (iv) Effective August 23, 1984, a survivor benefit, if not waived, in the form of a Qualified Preretirement Survivor Annuity shall be paid to a surviving Spouse of a vested active Participant not eligible for early retirement, or of a vested deferred Participant who was credited with at last one (1) Hour of Service subsequent to August 22, 1984 and is not eligible for early retirement, commencing at the date the Participant would have been eligible for early retirement, and the amount of the pension otherwise payable to the Participant shall be reduced in accordance with the tables below.


                           For Coverage While The
                           Participant's Age Is               Monthly Percentages
                           ----------------------             -------------------
                                  Under 35                           0.01%
                                  35 - 45                            0.02%
                                  45 - 54 and 11 months              0.04%

                  (v) Effective August 23, 1984, a survivor benefit, may not be waived by the participant without the consent of the Participant's Spouse. Such consent for a waiver must be in writing and either notarized or witnessed by a member of the Board of Administration. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Board of Administration that such written consent cannot be obtained because:

                                    (A)     there is no Spouse;

                                    (B)     the Spouse cannot be located; and

                                    (C)     of other circumstances if the
                                            Secretary of the Treasury may by
                                            regulation prescribe the
                                            participant's election to waive
                                            coverage will be considered valid
                                            if made within the Applicable
                                            Election Period.

                           A Participant who will not yet attain age thirty-five
                           (35), as of the end of any current Plan Year, may make a special qualified election to waive the Qualified Pre-retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity. The Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section.

                           The Plan Administrator shall provide each Participant within the applicable period for such Participant, a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements applicable to a Qualified Joint and Survivor Annuity.

                           The applicable period for a Participant is whichever of the following periods ends last:

                           (1) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

                           (2) a reasonable period ending after the individual becomes a Participant;

                           (3) a reasonable period ending after the subsidy of cost ceases to apply to the Participant;

                           (4) a reasonable period ending after this Article first applies to the Participant.

                           Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of Service in case of a Participant who separates from Service before attaining age thirty-five (35).

                           For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in items (2), (3) and (4) of this paragraph is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one year prior to separation and ending one (1) year after separation. If such a

                           Participant thereafter returns to employment with the Company, the applicable period for such Participant shall be redetermined.


         (f)      Participants Not Actively at Work.

                  The absence of a Participant from active work at the time he would be eligible to retire under the Plan shall not preclude his retirement without return to active work, provided that such absence is due to lay-off, medical leave or other Company approved leave of absence commencing subsequent to September 15, 1952 and provided there has been no loss of Credited Service.

         (g)      Pension Payments.

                  (i) Pensions shall be paid monthly. The first monthly payment of an Participant's pension other than for total and permanent disability shall be on the first day of the month following the month in which the Participant actually retires or, in the case of early retirement, the later date selected by the Employee in accordance with subsection (b)(i) or (ii), and the pension shall be payable monthly during his lifetime thereafter.

                  (ii) Total and permanent disability pensions shall be payable to the disability pensioner (A) on the first day of the month following the date the required proof of such disability is received by the Company, or (B) the first day of the month following the completion of a period of total and permanent disability of six (6) months, whichever is later, and thereafter shall be payable monthly during the continuance of total and permanent disability while he remains eligible for such benefits.

                  (iii) In determining the pension payable to any pensioner, a deduction shall be made equivalent to all or any part of the following benefits payable to such pensioner by reason of any law of the United States, or any political subdivision thereof, which has been or shall be enacted; provided, that such deduction shall be to the extent that such benefits have been provided by premiums, taxes or other payments paid by or at the expense of the Company:

                           (A)      Workers' Compensation (except fixed
                                    statutory payments for loss of any bodily member); provided, however, that this subparagraph shall not be applicable with respect to the monthly pension payable to any pensioner for months commencing on and after October 1, 1965 except as provided in subparagraph (C) below.

                           (B) Disability benefits, other than a Primary Insurance Amount payable under the Federal Social Security Act as now in effect or as hereafter amended, or a benefit specified in subparagraph (ii) above.




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                                                                              69


                           (C) Workers' Compensation (including hearing, pulmonary, ocular, and other occupational disease and accident claims, but excluding statutory payments for loss of any physical or bodily members such as a leg, arm or finger) for Workers' Compensation awards granted subsequent to March 1, 1978, for Wood-Ridge and Nuclear, January 9, 1978 for Caldwell facility, May 5, 1978 for Target Rock, and August 1, 1988 for Buffalo.

         (h)      Death Benefits.

                  (i) On or after January 1, 1989, upon the death before retirement of an Participant who had attained age fifty-five (55) and had at least five (5) Years of Credited Service, a death benefit shall be payable under the Plan to his surviving Spouse which shall be a monthly pension determined as if the Participant had retired under the early or normal retirement provisions of the Plan, whichever would apply at his age as of the date of his death, with monthly payments commencing on the first day of the month following the date of his death, and had a survivor benefit adjustment in accordance with subsection (e); provided, however, that:

                           (A) No such benefit shall be payable for any month in which the surviving Spouse is entitled to receive a Transition or Bridge Survivor Income Benefit under a Group Life Insurance Plan of the Company; and

                           (B) If no qualified Spouse shall survive the Participant, or if the qualified Spouse's death shall occur while receiving a Transition or Bridge Survivor Income Benefit under a Group Life Insurance Plan of the Company, no death benefit shall be payable under this paragraph.

                  (ii) Upon the death of a pensioner who retired with benefits which first could commence on or after October 1, 1965 in accordance with the early, normal, automatic, or total and permanent disability retirement provisions of the Plan, the lump sum death benefit under the Plan shall be $1,000, reduced by any amounts under a Group Life Insurance Plan of the Company which were paid to the pensioner during his lifetime or are payable by reason of his death.

                           Notwithstanding any provision in this Plan to the contrary, a pensioner whose Credited Service was with the Buffalo Facility, the death benefit shall be increased to $2,000 effective September 1, 1994 and $3,000 effective September 1, 1995.

                  (iii) Payment of the death benefit after retirement shall be made in a lump sum to a surviving beneficiary designated by the pensioner or, otherwise, to his estate.




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                                                                              70


                  (iv) There shall be no lump sum death benefit under the Plan at any time by reason of the death of a Participant eligible for, or in receipt of, a deferred pension as provided for in Section 9.02(d) of the Plan.

9.03     Credited Service.

The following provisions shall apply to Participants to whom Section 9.01 of the Plan applies:

         (a)      Credited Service Prior to September 15, 1952.

                  (i) Credited Service prior to September 15, 1952 shall be computed to the nearest one-tenth (1/10) year and shall be the sum of:

                           (A)       the number of years following the
                                     Participant's Seniority date with the
                                     Company and preceding September 15, 1952, plus

                           (B) any period or periods of Service as an hourly or salaried employee of the Company preceding the Participant's Seniority date with the Company, provided that if there was an interval equal to two (2) years or more between periods of employment with the Company beginning with the last day of active Service in the employment immediately preceding such interval, no Service prior to such interval shall be counted, except this provision shall not apply to any such interval commencing on or after August 1, 1945, and ending on or before December 31, 1949.

         (b)      Credited Service Subsequent to September 15, 1952.

                  (i) Subparagraph (A) shall be applicable for the period of time prior to January 1, 1976. Subparagraphs (B) and (C) shall be applicable to the period of time subsequent to January 1, 1976.

                           (A) For purposes of vesting and for purposes of accrual of benefits prior to January 1, 1976, Credited Service, commencing with September 15, 1952 and thereafter, shall be computed for each calendar year for each Participant on the basis of total hours compensated by the Company during such calendar year and prior to his attaining age sixty-eight (68). Any calendar year in which the Employee has one thousand seven hundred (1,700) or more compensated hours shall be counted a full calendar year. Where his total hours compensated during a calendar year are less than one thousand seven hundred (1,700) hours, a proportionate credit shall be given to the




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                                                                              71



                                     nearest one-tenth (1/10) of a year. For the calendar year 1952, no more than a year's credit will be given including credit for Service prior to September 15, 1952.

                           (B) For the purpose of vesting only, Credited Service commencing with January 1, 1976 shall be computed for each calendar year for each Participant on the basis of total hours compensated by the Company during such calendar year. Any calendar year in which the Participant has one thousand (1,000) or more compensated hours shall be counted a full calendar year. Where his total hours compensated during a calendar year are less than one thousand (1,000) hours, a proportionate credit shall be given to the nearest one-tenth (1/10) of a year.

                           (C) For the purpose of accrual of benefits after January 1, 1976, subparagraph (A) shall continue to apply.

                  (ii) For the purpose of computing Credited Service, hours of pay at premium rate shall be computed as straight time hours.

                  (iii) For the purpose of computing compensated hours under subparagraph (i) of this Section 9.03(b), a Participant who, after September 15, 1952, shall be absent from work because of occupational injury or disease incurred in the course of his employment with the Company, and on account of such absence receives Workers' Compensation while on Company approved Leave of Absence, shall be credited with the number of hours that he would have been regularly scheduled to work during such absence, provided that no Participant shall be credited with Service under this paragraph after retirement.

                  (iv) Any Employee who may be transferred subsequent to September 15, 1952 from employment that is not eligible for the benefits of the Plan, to employment that is eligible for such benefits, shall have credited to the nearest one-tenth (1/10) of a year any Credited Service he had as of the date of such transfer, for purposes of vesting; provided, that there shall be no duplication of Credited Service, nor, Credited Service of more than one (1) year in respect to any calendar year.

                  (v)      An Participant who has Seniority and who:

                           (A) leaves the employment of the Company to enter the Armed Forces of the United States and retains re-employment rights with the Company under the re-employment provisions of the Universal Military Training and Service Act of 1948, as amended, or any other law protecting his right to reemployment and who, during the period he retains such re-employment rights, returns to work for the Company or reports to the Company and is given leave of



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                                                                              72



                                     absence or laid off status, shall be
                                     credited with Future Service at the rate of forty (40) hours per week during the period he would normally have worked for the Company during the period he was in the Armed Forces (or the number of hours that the Company is regularly scheduled to work if less than forty (40) hours), or

                           (B) after September 30, 1968, is given a medical leave of absence approved by the Company, shall be credited with Future Service at the rate of forty (40) hours per week during the period he would normally have worked for the Company while on such medical leave of absence; provided, that the Participant otherwise had at least one hundred seventy (170) compensated hours during the calendar year in which such medical leave of absence commenced, except this subparagraph shall not apply to any absence to which paragraph (iii) would apply.

         (c)      Loss of Credited Service.

                  (i) After September 15, 1952, a Participant will lose all Credited Service for purposes of the Plan and if re-employed shall be considered as a new Employee of the Company for purposes of the Plan:

                                    (A)     if the Participant quits,

                                    (B)     if the Participant is discharged or
                                            released,

                                    (C)     if the Participant loses his
                                            Seniority for any other reason.

                           The provisions of this paragraph shall not affect a Participant's entitlement to any benefit under the Plan for which he is eligible at the time of his loss of Credited Service.

                  (ii) Effective January 1, 1976 for purposes of vesting and accrual of benefits, any Employee under the Plan whose employment is terminated and is later re-employed by an Employer will be entitled to Credited Service as follows:

                           (A) if entitled to a vested benefit at the time of termination, the pre-break and post-break Service will be aggregated;

                           (B) if not entitled to a vested benefit at the time of termination, the pre-break and post-break Service subsequent to January 1, 1976 will be aggregated only if his period of absence is less than five (5) years.

         (d)      Restoration of Lost Credited Service.




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                                                                              73


                  (i) Anything in the Plan to the contrary notwithstanding, any Participant who has Seniority with the Company on or after September 30, 1968 will be entitled to have any Credited Service with such Company, which he previously lost in accordance with subparagraph (ii) of Section 9.03(a) of the Plan or subparagraph (i) or
                           (ii) of Section 9.03(c) of the Plan, restored for purposes of entitlement to and computation of any benefit under the Plan, provided that:

                           (A) In the case of a Participant who lost such Credited Service prior to October 1, 1968 and who (i) has Seniority on September 30, 1968, such Participant applies to such Company for restoration of such lost Service prior to July 1, 1969 or (ii) does not have Seniority on September 30, 1968 but thereafter acquires Seniority, such Participant applies for restoration of such lost Credited Service within ninety (90) days of re-employment by such Company.

                           (B) Effective January 1, 1976 any Participant having Seniority with the Company on or after January 1, 1976 will be entitled to have any Credited Service with the Company which he had previously lost in accordance with Section 9.03(c) of the Plan restored automatically.

                  (ii) Effective January 1, 1976, any Employee included in subparagraphs (i)(B) and (ii)(B) of subsection (c) of the Plan shall be entitled to the benefit specified in this subsection.


9.04     Definitions.

For purposes of this Article 9, the following definitions shall apply:

         (a) "Board of Administration" means equal members which shall be appointed by the Company and equal members which shall be appointed by the respective union. Such Board of Administration shall have the powers enumerated in the collective bargaining agreements providing for participation in the Plan.

         (b) "Salaried or Hourly Employee" means an Employee who is carried on the payroll records of the Company as receiving Compensation on a weekly, bi-weekly, semi-monthly, monthly or annual basis.

         (c) "Seniority" shall have the meaning as defined under the applicable collective bargaining agreement.




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                                                                              74



ARTICLE 10: MERGER OF METAL IMPROVEMENT COMPANY, INC. AND CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC. CONTRIBUTORY RETIREMENT PLANS

10.01    Merger Date.

As of September 1, 1994 (the "Merger Date"), the Metal Improvement Company, Inc. Retirement Income Plan and Curtiss-Wright Flight Systems/Shelby, Inc, Contributory Retirement Plan (individually, a "Merged Plan" or, collectively, "Merged Plans") were merged into the Plan. The following provisions shall apply under the Plan to the individuals at Metal Improvement Company, Inc. and Curtiss-Wright Flight Systems/Shelby, Inc. who were non-union Employees on the Merger Date or non-union Employees hired after the Merger Date.

10.02    Eligibility.

         (a) Notwithstanding any other provision of this Plan to the contrary, a non-union Employee of either Metal Improvement Company, Inc. or Curtiss-Wright Flight Systems/Shelby, Inc. employed by said companies on August 31, 1994 shall become a Participant of this Plan on the Merger Date.

         (b) Any future Employee of Metal Improvement Company, Inc. or Curtiss-Wright Flight Systems/Shelby, Inc. shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he completes his Year of Eligibility Service.


10.03    Retirement Benefits.

         (a) With respect to a "participant" in either of the Merged Plans who retired, died, became disabled, or terminated Service with "vested benefits" under either of the Merged Plans prior to September 1, 1994 (irrespective of whether benefits have commenced as of that date), the Plan will pay to, or in respect of, that "participant" the benefits provided under the applicable section of the respective Merged Plan in accordance with the terms thereof (and that person shall have no rights under the other terms of this Plan).

         (b) With respect to a Participant who satisfies the eligibility requirements of Section 10.02, if he retires, dies, becomes disabled or terminates Service on or after September 1, 1994, the Plan will pay to, or in respect of, that Participant the benefits provided under Articles 4, 6 and 8 in accordance with Articles 4, 6, 7 and 8.




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                                                                              75


                  For purposes of determining a Participant's benefit under this paragraph (b), references to Prior Plan in Article 6 of the Plan shall mean the respective Merged Plan.

                  For purposes of Section 1.05 of the Plan, a Participant's earnings with Metal Improvement Company, Inc. or Curtiss-Wright Flight Systems/Shelby, Inc. prior to September 1, 1994 shall be included in the calculation of Final Average Compensation.

         (c) For purposes of determining a Participant's benefits under this Article 10, a Participant shall be credited with his participation in the respective Merged Plan as of August 31, 1994.

         (d) Notwithstanding any provision in this Plan to the contrary, any former participant under the Metal Improvement Company, Inc. Retirement Income Plan shall not qualify for a death benefit under Section 8.02.

10.04    Prior Accrued Benefit.

Notwithstanding any other provision of this Plan to the contrary, in respect of periods prior to August 31, 1994, a Participant who was formerly covered under either of the Merged Plans shall be credited with an accrued benefit under this Plan equal to his "retirement benefit" under the respective Merged Plan as of August 31, 1994.

10.05    Vesting.

         (a) With respect to a Participant who satisfies the eligibility requirements of Section 10.02 of the Plan, he shall be vested in his retirement benefits in accordance with Article 5 of the Plan.

         (b) Notwithstanding the provisions of Article 5 of the Plan, the vesting percentage of a Participant, who is described in subsection (a) and who was a participant in either of the Merged Plans as of August 31, 1994 in his or her retirement benefit shall not be less than the vesting percentage as provided under the terms of the respective Merged Plan.

         (c) For purposes of Article 5 of the Plan, a Participant who is described in subsection (a) shall receive vesting credit for his number of full Years of Service under the terms of the respective Merged Plan as of August 31, 1994, and his number of Hours of Service for the period from January 1, 1994 to August 31, 1994, to the extent credited for vesting purposes under the respective Merged Plan as of August 31, 1994.

10.06    Transfer of Assets.

As of a date fixed in accordance with applicable law, the assets held under the Merged Plans were transferred to the Trust Fund.




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                                                                              76



ARTICLE 11:  ADMINISTRATION

11.01    Plan Administrator.

The Chairman of the Board of Directors shall appoint a Committee. The Committee shall consist of three (3) or more persons designated by the Chairman of the Board of Directors. Members of the Committee and its officers and agents may participate in the benefits under this Plan if otherwise eligible to do so. The members of the Committee shall serve at the pleasure of the Chairman of the Board of Directors and the Chairman of the Board of Directors shall appoint successors to fill any vacancies in the Committee.

11.02    Committee's Authority and Powers.

The Committee shall administer the Plan, except with respect to any part of the Plan that is maintained pursuant to a collective bargaining agreement and in such case that agreement shall govern the administration of that part of the Plan. The Committee shall have the exclusive discretionary authority and power to determine eligibility for benefits and to construe the terms and provisions of the Plan, determine questions of fact and law arising under the Plan, direct disbursements pursuant to the Plan, and exercise all other powers specified herein or which may be implied from the provisions hereof. The Committee may adopt such rules for the conduct of the administration of the Plan as it may deem appropriate.

11.03    Delegation of Duties.

The Committee may delegate such of its duties and may engage such experts and other persons as it deems appropriate in connection with administering the Plan.


11.04    Compensation.

No member of the Committee shall receive any Compensation for his services as such.


11.05    Exercise of Discretion.

Any person with any discretionary power in the administration of the Plan shall exercise such discretion in a nondiscriminatory manner and shall discharge his duties with respect to the Plan in a manner consistent with the provisions of the Plan and with the standards of fiduciary conduct contained in Title I, Part 4, of ERISA.


11.06    Fiduciary Liability.





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                                                                              77


In administering the Plan, neither the Committee nor any member of the Committee nor any person to whom the Committee delegates any duty or power in connection with administering the Plan shall be liable, except in the case of his own willful misconduct, for:

         (a)      any action or failure to act,

         (b)      the payment of any amount under the Plan,

         (c)      any mistake of judgment, or

         (d) any neglect, omission or wrongdoing of any other member of the Committee.

No member of the Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Committee.

11.07    Indemnification by Company.

To the extent not compensated by insurance or otherwise, the Company shall indemnify and hold harmless each member of the Committee, and each partner and Employee of the Company designated by the Committee to carry out any fiduciary responsibility with respect to the Plan, from any and all claims, losses, damages, expenses (including counsel fees approved by the Company) and liabilities (including any amount paid in settlement with the approval of the Company), arising from any act or omission of such member, or partner or Employee, except where the same is judicially determined or is determined by the Company to be due to willful misconduct of such member or Employee. No assets of the Plan may be used for any such indemnification.

11.08    Plan Participation by Fiduciaries.

No person who is a fiduciary with respect to the Plan shall be precluded from becoming a Participant upon meeting the requirements for eligibility.





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                                                                              78


ARTICLE 12:  AMENDMENT AND TERMINATION OF PLAN

12.01    Amendment.

The Company may at any time and from time to time amend the Plan by written instrument, provided, that:

         (a) no amendment that affects the rights and obligations of the Trustee shall be effective without the written consent of the Trustee, unless such amendment is necessary for the qualification of the Plan under Section 401(a) of the Code or to avoid actual or potential liability of the Company with respect to the Plan, including, without limitation, liability to make future contributions;

         (b) no amendment shall cause the Trust Fund to be used other than for the exclusive benefit of Participants and their Beneficiaries;

         (c) if any amendment changes the vesting provisions of the Plan, within sixty (60) days after receiving written notice of such amendment, or such longer period as may be prescribed by Code
                  Section 411 or the regulations promulgated thereunder, a Participant who has completed at least three (3) Years of Service may file with the Committee an election to have his vested interest in his retirement benefit computed under the Plan's vesting provisions as applicable to such Participant immediately prior to the amendment; and

         (d) any party will be protected in assuming that this Agreement has not been amended until such party has received written notice of the amendment.

No amendment to the Plan, including a change in the actuarial basis for determining optional or early retirement benefits, shall be effective to the extent that it has the effect of decreasing a Participant's retirement benefit. Notwithstanding the preceding sentence, a Participant's retirement benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this Section, a Plan amendment which has the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy; or eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing retirement benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies, either before or after the amendment, the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance). Furthermore, if the vesting schedule of a plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or becomes effective, the nonforfeitable percentage, determined as of such date, of such Employee's employer-derived retirement benefit






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                                                                              79

will not be less than the percentage computed under the Plan without regard to such amendment.


12.02    Procedure for Amendment.

Any modification or amendment of or to any or all of the provisions of the Plan shall be made by a written resolution of either the of the Company or the Committee, which shall be delivered to the Trustee and, where required, to the Board of Administration, as defined in the collective bargaining agreements referred to herein.


12.03    Company's Right to Terminate Plan.

The Company intends to maintain the Plan as a permanent tax-qualified retirement plan. Nevertheless, the Company reserves the right to terminate the Plan, in whole or in part, at any time and from time to time, for any reason whatsoever.


12.04    Consequences of Termination.

         (a) If the Plan is terminated in whole or in part, or if Company contributions are completely discontinued, each Participant affected by such termination or discontinuance shall be fully vested in his retirement benefit as of the date of such termination or discontinuance of Company contributions. The Committee shall determine the date and manner of distribution of the retirement benefits of all affected Participants.

         (b) The Committee shall give prompt notice to each Participant or, if deceased, his Beneficiary affected by the Plan's complete or partial termination, or the discontinuance of Company contributions.

         (c) The balance, if any, of the residual assets held by the Trust Fund after all liabilities have been extinguished, shall revert to the Company, but only after the satisfaction of liabilities with respect to the Participants under the Plan.


12.05    Special Restrictions on Benefits.

The Plan limits the benefit payable to any Participant who is a Highly Compensated Employee upon Plan termination to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code. Prior to Plan termination, the Plan restricts the annual payments to any Participant who is a "restricted employee", unless:

         (a) After payment of the benefit, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as defined in Section 412(1) of the Code); or

         (b) the value of the benefit is less than 1% of the value of current liabilities; or






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                                                                              80

         (c)      the value of the benefit does not exceed $5,000.

The total payments in a Plan Year may not exceed an amount equal to: (1) the payments the Participant would receive under a single life annuity which is the Actuarial Equivalent of the Participant's Accrued Benefit and the Participant's other benefits (other than a social security supplement); plus (2) the amount of the payment the Participant would receive under a social security supplement. "Other benefits" include loans in excess of the limitations under Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided by insurance on the Participant's life.

For purposes of this subsection, the term "restricted employee" means an employee of the Employer, including all employees who are not Employees under the Plan, who is among the twenty-five (25) employees with the highest Compensation, determined without taking account of the limitations of Section 401(a)(17) of the Code, for the Plan Year or any prior Plan Year.

 The limitations of this Section shall not restrict the payment of any death benefit to any Beneficiary.


ARTICLE 13:  MERGER OF PLAN AND TRANSFER OF ASSETS OR LIABILITIES

13.01    Merger or Transfer.

The Plan shall not be merged or consolidated with, nor shall any Plan assets or liabilities be transferred to, any other plan, unless each Participant (if the other plan then terminated) would receive a benefit that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).


13.02    Transfer from Trust.

At a Participant's request and pursuant to uniform rules prescribed by the Committee, the Committee may instruct the Trustee to transfer the Participant's Account to another qualified plan described in Code Section 401(a) in which the Participant is participating at the time of such transfer.


13.03    Transfer to Trust and Transfer Account.

         (a) At a Participant's request, the Committee shall instruct the Trustee to accept a transfer of assets from another qualified plan described in Section 401(a) of the Code which assets are attributable to the Participant's interest in such other plan. The transferred amount shall be maintained in the Trust Fund on behalf of the Participant as a separate account under the Plan, designated the "Transfer Account."

         (b) Any portion of the Transfer Account (whether the whole, the lesser amount or none) may be commingled with other assets of the Trust Fund for investment. In any event, the balance in the Transfer Account shall be adjusted to reflect its proportionate share of the Trust Fund's earnings, gains, losses and expenses.

         (c) Unless the Participant has elected otherwise in the form and manner prescribed by the Committee, payment of the Transfer Account shall be made at the same time and in the same form as the retirement benefit and shall be in addition to the retirement benefit.

         (d) A Participant's interest in his Transfer Account shall be at all times and in all events fully vested and nonforfeitable.

         (e) The Participant's account will continue to retain all rights and protections ascribed to it pursuant to Section 411(d)(6) of the Code.




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                                                                              81

ARTICLE 14:  SPECIAL PROVISIONS FOR NON-KEY EMPLOYEES

14.01    Effective Date.

If the Plan is or becomes top heavy in any Plan Year beginning after December 31, 1983, the provisions of this Section will supersede any conflicting provisions in the Plan.


14.02    Determination of Top-Heavy Status.

         (a) This Plan is top heavy if any of the following conditions exists:

                  (i) If the top-heavy ratio for this Plan exceeds sixty (60%) percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

                  (ii) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds sixty (60%) percent.

                  (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds sixty (60%) percent.

         (b) For purposes of this Article, the following terms shall have be defined as follows:

                  (i)      Top-heavy ratio:

                            (A) If the Company maintains one or more defined benefit plans and the Company has not maintained any defined contribution plans which during the five (5) year period ending on the determination date(s) has or has had account balances, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the present value of retirement benefits of all Key Employees as of the determination date(s) (including any part of any retirement benefits distributed in the five (5) year period ending on the determination date(s), and the denominator of which is the sum of present value of retirement benefits (including any part of any retirement benefits distributed in the five (5) year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder.

                                     Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and regulations thereunder.

                            (B) If the Company maintains one or more defined contribution plans and the Company maintains or has maintained one or more defined benefit plans which during the five
                                     (5) year period ending on the determination date(s) has or has had any retirement benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of retirement benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of retirement benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The retirement benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of a retirement benefit made in the five (5) year period ending on the determination date.

                            (C) For purposes of subparagraphs (A) and (B) the value of account balances and the present value of retirement benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and retirement benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extend to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and retirement benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                                    The retirement benefit to a Participant
                                    other than a Key Employee shall be
                                    determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of
                                    Section 411(b)(1)(c) of the Code.

                  (ii)     Permissive aggregation group:

                           The required aggregation group of plans plus other plan or plans of the Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                  (iii)    Required aggregation group:

                           (A) Each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and

                           (B) any other qualified plan of the Company which enables a plan described in subparagraph (A) to meet the requirements of
                                    Section 401(a)(4) or 410 of the Code.

                  (iv)     Determination date:

                           For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.


                  (v)      Key Employee:

                           Effective January 1, 1997, an employee who is in a category of employees determined in accordance with the provisions of Section 416(i)(1) and (5) of the Code and any regulations thereunder and, where applicable, on the basis of the Employee's remuneration which, with respect to any Employee, shall mean the wages, salaries, and other amounts paid in respect of such Employee by the Employer or an Affiliated Employer for personal services actually rendered, determined before any pre-tax contributions under a "qualified cash or deferred arrangement," as defined under Section 401(k) of the Code and its applicable regulations, or under a "cafeteria plan," as defined under Section 125 of the Code and its applicable regulations, or under a "qualified transportation fringe," as defined in Section 132(f) of the Code and its applicable regulations, and shall include, but not by way of limitation, bonuses, overtime payments, and commissions; and shall exclude deferred compensation, stock options, and other distributions which receive special tax benefits under the Code.

                           The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

                  (vi)     Non-Key Employee

                           Any Employee or former Employee (and his
                           Beneficiaries) who is not a Key Employee.


14.03    Minimum Benefit.

         (a) Notwithstanding any other provision in this Plan to the contrary, except as otherwise provided in Subsections (c), (d) and (e) of this Section 14.03, a Participant who is Non-Key Employee and has completed one thousand (1,000) Hours of Service will accrue a benefit (to be provided solely by Company contributions and expressed as a Life Annuity commencing at Normal Retirement Age) of not less than two (2%) percent of his or her highest average Compensation for the five (5) consecutive years for which the Participant had the highest Compensation. The aggregate Compensation for the years during such five (5) year period in which the Participant was credited with a Year of Service will be divided by the number of years in order to determine average Annual Compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (i) the Non-Key Employee fails to make mandatory contributions to the Plan,
                  (ii) the Non-Key Employee's Compensation is less than a stated amount, (iii) the Non-Key Employee is not employed on the last day of the accrual computation period, or (iv) the Plan is integrated with Social Security.

         (b) For purposes of computing the minimum retirement benefit, Compensation shall mean Compensation as defined in Section
                  1.11 of the Plan.

         (c) No additional benefit accruals shall be provided pursuant to subsection (a) to the extent that the total accruals on behalf of the Participant attributable to Company contributions will provide a benefit expressed as a Life Annuity commencing as Normal Retirement Age that equals or exceeds twenty (20%) percent of the Participant's highest average Compensation for the five (5) consecutive years for which the Participant had the highest Compensation.

         (d) The provision in subsection (a) shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Company. Such other plan or plans must provide a minimum two (2%) percent top heavy Benefit Accrual or a five (5%) percent top-heavy contribution.

         (e) All accruals of employer-derived benefits, whether or not attributable to years for which the Plan is top heavy, may be used in computing whether the minimum accrual requirements of subsection (c) are satisfied.


14.04    Minimum Vesting.

For any Plan Year in which this Plan is top heavy, the following vesting schedule shall automatically apply to this Plan. The vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became top heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as top heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and such Employee's account balance attributable to Company contributions and forfeitures will be determined without regard to this Section.

             VESTING                NONFORFEITABLE
             YEARS OF SERVICE       PERCENTAGE OF ACCOUNT
             ----------------       ---------------------
               Less than 3                   0%
               3 or more                   100%

ARTICLE 15:  GENERAL PROVISIONS

15.01    Trust Fund Sole Source of Payments for Plan.

The Trust Fund shall be the sole source for the payment of all Participant's retirement benefits. In no event shall assets of the Company be applied for the payment of Plan benefits.

15.02    Exclusive Benefit.

The Plan is established for the exclusive benefit of the Participants and their Beneficiaries, and the Plan shall be administered in a manner consistent with the provisions of Section 401(a) of the Code and of ERISA.

15.03    Binding Effect.

This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties to this Agreement and upon any and all persons interested in this Agreement, presently or in the future.


15.04    Nonalienation.
         (a) Except as required by any applicable law or by paragraph (c), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

                  (i) creates for, or assigns to, a spouse, former spouse, child, or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments, or marital property rights to that spouse, former spouse, child, or dependent,

                  (ii)     is made pursuant to a State domestic relations law,

                  (iii) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

                  (iv) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a "qualified domestic relations order," as determined by the Retirement Board.

         (b) If the present value of any series of payments meeting the criteria set forth in clauses (a)(i) through (a)(iv) above amounts to $5,000 or less, a lump sum payment of the Actuarial Equivalent of such benefit, determined in the manner described in Section 7.05, shall be made in lieu of the series of payments.

         (c) A Participant's benefits under the Plan shall be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.



15.05    Claims Procedure.

All claims for benefits under the Plan by a Participant not covered under a collective bargaining agreement or his Beneficiary with respect to benefits not received by such person shall be made in writing to the Committee, which shall designate one of its members to review such claims. If the reviewing member believes that a claim should be denied, he shall notify the claimant in writing of the denial within ninety (90) days after his receipt of the claim, unless special circumstances require an extension of time for processing the claim. Such notice shall:

         (a) set forth the specific reasons for the denial, making reference to the pertinent provisions of the Plan or the Plan documents on which the denial is based;

         (b) describe any additional material or information that should be received before the claim may be acted upon favorably, and explain why such material or information, if any, is needed; and

         (c) inform the person making the claim of his right pursuant to this Section to request review of the decision by the Committee.

Any such person who believes that he has submitted all available and relevant information may appeal the denial of a claim to the Committee by submitting a written request for review to the Committee within sixty (60) days after the date on which such denial is received. Such period may be extended by the Committee for good cause. The person making the request for review may examine pertinent Plan documents. The request for review may discuss any issues relevant to the claim. The Committee shall decide whether or not to grant the claim within sixty (60) days after receipt of the request for review, but this period may be extended by the Committee for up to an additional sixty (60) days in special circumstances. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Committee's decision shall be in writing, shall include specific reasons for the decision and shall refer to pertinent provisions of the Plan or of the Plan documents on which the decision is based.

All claims for benefits under the Plan by a Participant covered under a collective bargaining agreement, or his Beneficiary, who has been denied a benefit, or feels aggrieved by any other act of the Board of Administration, shall be entitled to request a hearing before the Board of Administration of the Plan. Such request, together with a written statement of the claimant's position, shall be filed with the Board of Administration no later than ninety
(90) days after receipt of the written notification. The Board of Administration shall schedule an opportunity for a full and fair hearing of the issue within the next sixty (60) days. The decision following such hearing shall be made within sixty (60) days and shall be communicated in writing to the claimant.
The decision of the Board of Administration shall be final and binding upon all parties concerned. In the event the Board of Administration cannot reach a majority decision, an impartial chairman shall be appointed by the Board of Administration.


15.06    Location of Participant or Beneficiary Unknown.

In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.


15.07    Applicable Law.

Except as otherwise expressly required by ERISA, this Agreement shall be governed by the laws of the State of New Jersey, where it was entered into and where it shall be enforced.


15.08    Rules of Construction.

Whenever the context so admits, the use of the masculine gender shall be deemed to include the feminine and vice versa; either gender shall be deemed to include the neuter and vice versa; and the use of the singular shall be deemed to include the plural and vice versa.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by an officer duly authorized on this _______ day of ___________, _______.


                                               CURTISS-WRIGHT CORPORATION


                                               By:
                                                  -------------------------

SCHEDULE A 1:  EARLY RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994


ALL RETIREES and TERMINATED NON-UNION EMPLOYEES on and AFTER 9/1/94


--------------------------------------------------------------------------------------------------------------------
      AGE     55         56        57         58        59         60        61         62         63        64
--------------------------------------------------------------------------------------------------------------------
     0/12  .75000     .78000    .81000     .84000    .87000     .90000    .92000     .94000     .96000    .98000
--------------------------------------------------------------------------------------------------------------------
     1/12  .75250     .78250    .81250     .84250    .87250     .90167    .92167     .94167     .96167    .98167
--------------------------------------------------------------------------------------------------------------------
     2/12  .75500     .78500    .81500     .84500    .87500     .90333    .92333     .94333     .96333    .98333
--------------------------------------------------------------------------------------------------------------------
     3/12  .75750     .78750    .81750     .84750    .87750     .90500    .92500     .94500     .96500    .98500
--------------------------------------------------------------------------------------------------------------------
     4/12  .76000     .79000    .82000     .85000    .88000     .90667    .92667     .94667     .96667    .98667
--------------------------------------------------------------------------------------------------------------------
     5/12  .76250     .79250    .82250     .85250    .88250     .90833    .92833     .94833     .96833    .98833
--------------------------------------------------------------------------------------------------------------------
     6/12  .76500     .79500    .82500     .85500    .88500     .91000    .93000     .95000     .97000    .99000
--------------------------------------------------------------------------------------------------------------------
     7/12  .76750     .79750    .82750     .85750    .88750     .91167    .93167     .95167     .97167    .99167
--------------------------------------------------------------------------------------------------------------------
     8/12  .77000     .80000    .83000     .86000    .89000     .91333    .93333     .95333     .97333    .99333
--------------------------------------------------------------------------------------------------------------------
     9/12  .77250     .80250    .83250     .86250    .89250     .91500    .93500     .95500     .97500    .99500
--------------------------------------------------------------------------------------------------------------------
    10/12  .77500     .80500    .83500     .86500    .89500     .91667    .93667     .95667     .97667    .99667
--------------------------------------------------------------------------------------------------------------------
    11/12  .77750     .80750    .83750     .86750    .89750     .91833    .93833     .95833     .97833    .99833
--------------------------------------------------------------------------------------------------------------------


Rule of 80

For a Participant who retires on or after his attainment of age 55, if the sum of the Participant's age and his years of Credited Service exceeds 80 as of his Annuity Starting Date, the product of (i) 1% and (ii) the excess of (A) the sum of his age and his years of Credited Service, over (B) 80, will be added to early retirement factor otherwise applicable in accordance with the table set forth in this Schedule, provided, however, that the resulting factor may not exceed 100%.

SCHEDULE A 2: DEFERRED RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994


                           Deferred Retirement Factors

                  Age           Factor               Age           Factor
                  66            1.1049               71            1.9071
                  67            1.2244               72            2.1505
                  68            1.3608               73            2.4355
                  69            1.5175               74            2.7710
                  70            1.6980               75            3.1687

The factors set forth in the table shall be interpolated based on the Participant's age at his Annuity Starting Date, expressed in years and completed months.

SCHEDULE B: RETIREMENT PLAN RATES IN FORCE FOR PURPOSES OF
SECTION 6.13(B)(II)(D)



BUFFALO FACILITY

$ 8.00 per month per year of credited service prior to 1/1/78
$10.00 per month per year of credited service from 1/1/78 thru 11/1/80 $11.00 per month per year of credited service from 11/2/80 thru 11/1/81 $12.00 per month per year of credited service from 11/2/81 thru 5/3/85 $13.00* per month per year of credited service from 5/4/85 thru 7/23/93 $17.00* per month per year of credited service from 7/24/93

*  Does not apply to Local 212

FLIGHT SYSTEMS

$ 6.25 per month per year of credited service

TARGET ROCK

$ 9.00 per month per year of credited service prior to 5/l/77
$10.00 per month per year of credited service from 5/1/77 thru 4/30/81 $11.00 per month per year of credited service from 5/1/81 thru 5/4/82 $12.00 per month per year of credited service from 5/5/82 thru 5/6/84 $13.00 per month per year of credited service from 5/7/84 thru 5/5/85 $14.00 per month per year of credited service from 5/6/85 thru 5/4/86 $15.00 per month per year of credited service from 5/5/86

CORPORATE

$10.00 per month per year of credited service

SCHEDULE C:  EARLY RETIREMENT FACTORS FOR DEFERRED VESTED
EMPLOYEES WHO TERMINATED EMPLOYMENT PRIOR TO SEPTEMBER 1,
1994 AND PRIOR TO AGE 55 (CONTRIBUTORS)






 Twelfths
  of Year    AGE     55       56       57       58       59      60       61       62       63      64
    0/12           .50000   .53333   .56667  .60000   .63333   .66667   .73333   .80000  .86667   .93333
    1/12           .50278   .53611   .56945  .60278   .63611   .67222   .73889   .80556  .87222   .93889
    2/12           .50556   .53889   .57222  .60556   .63889   .67778   .74444   .81111  .87778   .94444
    3/12           .50833   .54167   .57500  .60833   .64167   .68333   .75000   .81667  .88333   .95000
    4/12           .51111   .54445   .57778  .61111   .64445   .68889   .75556   .82222  .88889   .95556
    5/12           .51389   .54722   .58056  .61389   .64722   .69444   .76111   .82778  .89444   .96111
    6/12           .51667   .55000   .58333  .61667   .65000   .70000   .76667   .83333  .90000   .96667
    7/12           .51944   .55278   .58611  .61944   .65278   .70556   .77222   .83889  .90556   .97222
    8/12           .52222   .55556   .58889  .62222   .65556   .71111   .77778   .84444  .91111   .97778
    9/12           .52500   .55833   .59167  .62500   .65833   .71667   .78333   .85000  .91667   .98333
   10/12           .52778   .56111   .59444  .62778   .66111   .72222   .78889   .85556  .92222   .98889
   11/12           .53056   .56389   .59722  .63056   .66389   .72778   .79444   .86111  .92778   .99444

SCHEDULE D: EARLY RETIREMENT FACTORS FOR EARLY COMMENCEMENT OF
DEFERRED VESTED PENSIONS


               AGE of RETIRED EMPLOYEE at COMMENCEMENT of PENSION

 Twelfths
  of Year        55       56       57      58        59       60       61       62      63       64
    0/12        28.0%    35.2%    42.4%   49.6%     56.8%    64.0%    71.2%    78.4%   85.6%    92.8%
    1/12        28.6     35.8     43.0    50.2      57.4     64.6     71.8     79.0    86.2     93.4
    2/12        29.2     36.4     43.6    50.8      58.0     65.2     72.4     79.6    86.8     94.0
    3/12        29.8     37.0     43.2    51.4      58.6     65.8     73.0     80.2    87.4     94.6
    4/12        30.4     37.6     44.8    52.0      59.2     66.4     73.6     80.8    88.0     95.2
    5/12        31.0     38.2     45.4    52.6      59.8     67.0     74.2     81.4    88.6     95.8
    6/12        31.6     38.8     46.0    53.2      60.4     67.6     74.8     82.0    89.2     96.4
    7/12        32.2     39.4     46.6    53.8      61.0     68.2     75.4     82.6    89.8     97.0
    8/12        32.8     40.0     47.2    54.4      61.6     68.8     76.0     83.2    90.4     97.6
    9/12        33.4     40.6     47.8    55.0      62.2     69.4     76.6     83.8    91.0     98.8
   10/12        34.0     41.2     48.4    55.6      62.8     70.0     77.2     84.4    91.6     98.8
   11/12        34.6     41.8     49.0    56.2      63.4     70.6     77.8     85.0    92.2     99.4



NOTE:

Factors are for non-union, non-contributors who terminated employment prior to 9/1/94 and prior to attaining age 55; factors are also applicable for union employees who terminate prior to age 55. Factors are effective as of September 1, 1965.

SCHEDULE E:  JOINT AND SURVIVOR FACTORS


                            (Partial List of Factors)


PENSIONER    BENEFICIARY

        MEN     WOMEN     MEN     WOMEN         100%          50%          75%           66%
        65        0        0       35          0.6491       0.7872       0.7115        0.7350
        65        0        0       36          0.6518       0.7892       0.7139        0.7373
        65        0        0       37          0.6546       0.7912       0.7164        0.7397
        65        0        0       38          0.6575       0.7934       0.7191        0.7423
        65        0        0       39          0.6607       0.7956       0.7219        0.7449
        65        0        0       40          0.6640       0.7981       0.7249        0.7477
        65        0        0       41          0.6675       0.8006       0.7280        0.7507
        65        0        0       42          0.6711       0.8032       0.7312        0.7537
        65        0        0       43          0.6749       0.8059       0.7347        0.7569
        65        0        0       44          0.6790       0.8088       0.7382        0.7603
        65        0        0       45          0.6832       0.8117       0.7419        0.7638
        65        0        0       46          0.6876       0.8148       0.7458        0.7675
        65        0        0       47          0.6922       0.8181       0.7499        0.7713
        65        0        0       48          0.6969       0.8214       0.7541        0.7753
        65        0        0       49          0.7019       0.8249       0.7585        0.7794
        65        0        0       50          0.7072       0.8285       0.7630        0.7836
        65        0        0       51          0.7125       0.8321       0.7677        0.7881
        65        0        0       52          0.7182       0.8359       0.7726        0.7926
        65        0        0       53          0.7239       0.8399       0.7776        0.7973
        65        0        0       54          0.7299       0.8438       0.7828        0.8021
        65        0        0       55          0.7361       0.8480       0.7881        0.8071
        65        0        0       56          0.7424       0.8521       0.7935        0.8122
        65        0        0       57          0.7490       0.8565       0.7991        0.8174
        65        0        0       58          0.7557       0.8609       0.8048        0.8227
        65        0        0       59          0.7626       0.8653       0.8107        0.8282
        65        0        0       60          0.7697       0.8699       0.8167        0.8337
        65        0        0       61          0.7769       0.8744       0.8227        0.8393
        65        0        0       62          0.7842       0.8790       0.8289        0.8450
        65        0        0       63          0.7917       0.8837       0.8352        0.8508
        65        0        0       64          0.7993       0.8884       0.8415        0.8566
        65        0        0       65          0.8070       0.8931       0.8479        0.8624
        65        0        0       66          0.8147       0.8979       0.8543        0.8683
        65        0        0       67          0.8225       0.9026       0.8607        0.8742
        65        0        0       68          0.8302       0.9073       0.8671        0.8801
        65        0        0       69          0.8380       0.9118       0.8734        0.8858
        65        0        0       70          0.8458       0.9164       0.8797        0.8916
        65        0        0       71          0.8535       0.9210       0.8859        0.8973
        65        0        0       72          0.8611       0.9254       0.8920        0.9029
        65        0        0       73          0.8687       0.9297       0.8982        0.9084
        65        0        0       74          0.8761       0.9339       0.9041        0.9138
        65        0        0       75          0.8834       0.9381       0.9099        0.9191

SCHEDULE F:  EARLY RETIREMENT FACTORS (UNION EMPLOYEES)


                             AGE of RETIRED EMPLOYEE

 TWELFTHS
  OF YEAR            55       56       57       58       59      60       61       62       63      64
    0/12            58.00%   63.40%   68.80%   74.20%   79.60%  85.00%   88.00%   91.00%   94.00% 97.00%
    1/12            58.45    63.85    69.25    74.65    80.05   85.25    88.25    91.25    94.25   97.25
    2/12            58.90    64.30    69.70    75.10    80.50   85.50    88.50    91.50    94.50   97.50
    3/12            59.35    64.75    70.15    75.55    80.95   85.75    88.75    91.75    94.75   97.75
    4/12            59.80    65.20    70.60    76.00    81.40   86.00    89.00    92.00    95.00   98.00
    5/12            60.25    65.65    71.05    76.45    81.85   86.25    89.25    92.25    95.25   98.25
    6/12            60.70    66.10    71.50    76.90    82.30   86.50    89.50    92.50    95.50   98.50
    7/12            61.15    66.55    71.95    77.35    82.75   86.75    89.75    92.75    95.75   98.75
    8/12            61.60    67.00    72.40    77.80    83.20   87.00    90.00    93.00    96.00   99.00
    9/12            62.05    67.45    72.85    78.25    83.65   87.25    90.25    93.25    96.25   99.25
   10/12            62.50    67.90    73.30    78.70    84.10   87.50    90.50    93.50    96.50   99.50
   11/12            62.95    68.35    73.75    79.15    84.55   87.75    90.75    93.75    96.75   99.75


NOTE:

Effective date of factors: September 1, 1965.

With respect to Early Retirement Pensions determined in accordance with Section 9,02(b), the factors determined in accordance with the table set forth above are subject to an increase of 2/10 of 1% (1/10 of 1% for benefits commencing prior to October 1, 1968), for each 1/10 year of credited service in excess of 20.0 years up to a maximum increase of 30%, provided, however, than the total Early Retirement Pension shall not be an amount greater than the normal pension.

SCHEDULE G 1:  WOOD-RIDGE DEFERRED PENSION RATES


The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefore in accordance with paragraph 13 shall be as follows:

1. For any such employee whose loss of credited service is prior to September 30, 1962, $2.25 multiplied by his years of credited service.

2. For any such employee whose loss of credited service is on or after September 30, 1962 and prior to September 30, 1965, $2.75 multiplied by his years of credited service.

3. For any such employee whose loss of credited service is on or after September 30, 1965 and prior to September 30,1968, $4.25 multiplied by his years of credited service.

4. For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

5. For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.75 multiplied by his years of credited service.

6. For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30,1971, $6.25 multiplied by his years of credited service.

7. For any such employee whose credited service was with the Wood-Ridge or Nuclear Facilities and whose loss of credited service is on or after September 30, 1971 and prior to September 30, 1974, $8.00 multiplied by his years of credited service.

8. For any such employee whose credited service was with the Wood-Ridge or Nuclear Facilities and whose loss of credited service is on or after September 30, 1974 and prior to September 30, 1976, $9.00 multiplied by his years of credited service.

9. For any such employee whose credited service was with the Wood-Ridge or Nuclear Facilities and whose loss of credited service is on or after September 30, 1976, $10.00 multiplied by his years of credited service.

SCHEDULE G 2:  BUFFALO DEFERRED PENSION RATES



The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefore in accordance with paragraph 13 shall be as follows:

1. For any such employee whose loss of credited service is prior to September 30, 1962, $2.25 multiplied by his years of credited service.

2. For any such employee whose loss of credited service is on or after September 30, 1962 and prior to September 30,1965, $2.75 multiplied by his years of credited service.

3. For any such employee whose loss of credited service is on or after September 30, 1965 and prior to September 30,1968, $4.25 multiplied by his years of credited service.

4. For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30,1969, $5.25 multiplied by his years of credited service.

5. For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30,1970, $5.75 multiplied by his years of credited service.

6. For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30,1971, $6.25 multiplied by his years of credited service.

7. For any such employee whose credited service was with the Buffalo Facility and whose loss of credited service is either:

     a. On or after September 30, 1971 and prior to September 30, 1973, the sum of $6.25 multiplied by his years of credited service prior to January 1, 1972 and $7.00 multiplied by his years of credited service on or after January 1, 1972;

     b. On or after September 30, 1973, the sum of $6.50 multiplied by his years of credited service prior to January 1, 1972 and $7.00 multiplied by his years of credited service on or after January 1, 1972;

     c. On or after September 30, 1974, the sum of $7.00 multiplied by his years of credited service prior to January 1, 1972 and $8.00 multiplied by his years of credited service on or after January 1, 1972;

     d. On or after September 30, 1975, $8.00 multiplied by his years of credited service;

     e. On or after October 31, 1977 and prior to October 30, 1978, the sum of $8.00 multiplied by his years of credited service prior to January 1,1978 and $9.00 multiplied by his years of credited service on and after January 1, 1978; or

     f. On or after October 31, 1978 and prior to November 2, 1980, the sum of $8.00 multiplied by his years of credited service prior to January 1, 1978 and $10.00 multiplied by his years of credited service on and after January 1, 1978; or

     g.   On or after November 2, 1980, the sum of

          $8.00 multiplied by his years of credited service prior to January 1, 1978; and

          $10.00 multiplied by his years of credited service from January 1, 1978 through November 1, 1980; and

          $11.00 multiplied by his years of credited service from November 2, 1980 through November 1, 1981; and

          $12.00 multiplied by his years of credited service from November 2, 1981 through May 3, 1985; and

          $13.00 multiplied by his years of credited service from May 4,1985 through July 23, 1993; and

          $17.00 multiplied by his years of credited service on and after July 24, 1993.

SCHEDULE G 3:  CURTISS-WRIGHT FLIGHT SYSTEMS DEFERRED PENSION RATES


The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefore in accordance with paragraph 14 shall be as follows:

1. For any such employee whose loss of credited service is prior to September 30, 1962, $2.25 multiplied by his years of credited service.

2. For any such employee whose loss of credited service is on or after September 30, 1962 and prior to September 30, 1965, $2.75 multiplied by his years of credited service.

3. For any such employee whose loss of credited service is on or after September 30, 1965 and prior to September 30, 1968, $4.25 multiplied by his years of credited service.

4. For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

5. For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.75 multiplied by his years of credited service.

6. For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30, 1971, $6.25 multiplied by his years of credited service.

7. For any such employee whose loss of credited service is on or after September 30, 1971, $6.25 multiplied by his years of credited service.

SCHEDULE G 4:  TARGET ROCK CORPORATION DEFERRED PENSION RATES

The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefore in accordance with paragraph 14 shall be as follows:

1. For any such employee whose loss of credited service is on or after June 1, 1967 and prior to September 30, 1968, $4.25 multiplied by his years of credited service.

2. For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

3. For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.25 multiplied by his years of credited service.

4. For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30, 1971, $6.25 multiplied by his years of credited service.

5. For any such employee whose credited service was at the Target Rock Corporation and whose loss of credited service is on or after September 30, 1971, and prior to June 1, 1975, $8.00 multiplied by his years of credited service.

6. For any such employee whose credited service was at the Target Rock Corporation and whose loss of credited service is on or after June 1, 1975, and prior to May 1, 1977, $9.00 multiplied by his years of credited service.

7. For any such employee whose credited service was with Target Rock Corporation and whose loss of credited service is on or after May 1, 1977, the sum of:

          $9.00 multiplied by his years of credited service prior to May 1, 1977;

          $10.00 multiplied by his years of credited service from May 1, 1977 to May 1, 1981;

          $11.00 multiplied by his years of credited service from May 1, 1981 to May 1, 1982;

          $12.00 multiplied by his years of credited service from May 1,1982 to May 1, 1984;

          $13.00 multiplied by his years of credited service from May 1,1984 to May 1, 1985;

          $14.00 multiplied by his years of credited service from May 1,1985 to May 1, 1986;

          $15.00 multiplied by his years of credited service from May 1, 1986 to July 31, 1994, but August 1, 1997, if he elected to participate in the Curtiss-Wright Corporation Savings and Investment Plan;

          $17.00 multiplied by his years of credited service from May 1, 1986 to July 31, 1994, if he elected to participate in the Curtiss-Wright Savings and Investment Plan;

          $19.00 multiplied by his years of credited service from August 1, 1997 to August 1, 1998;

          $21.00 multiplied by his years of credited service from August 1, 1998 to January 1, 2001;

          $23.00 multiplied by his years of credited service from January 1, 2001 to January 1, 2002;

          $25.00 multiplied by his years of credited service from January 1, 2002 to January 1, 2003;

          $28.00 multiplied by his years of credited service on or after January 1, 2003.

SCHEDULE H:  CERTAIN BUFFALO EMPLOYEES


Buffalo employees:

Bronzino, P. -        $1,657.92

Fennell, J. -         $3,021.00

Knox, D. -           $31,811.00

Niemczycki, J. -      $2,332.00

Osborn, D. -          $9,167.00

Sorrentino, W. -      $8,552.50

SCHEDULE I 1: SPECIAL FACTORS FOR ADDITIONAL BENEFITS
REFERENCED IN SECTION 6.01(C)


(A)

---------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
                 (c)(i)(A)   (c)(i)(B)   (c)(ii)(A)  (c)(ii)(B)  (c)(iii)(A) (c)(iii)(B) (c)(iii)(C) (c)(iii)(D)
---------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                          Factor for
                 Factor for  Factor for     1.0/1.5%  Factor for
                 8/31/94 Er  8/31/94 Er     of Avg     1.0/1.5%   Factor for  Factor for  Factor for  Factor for
                  Indexed     Indexed      Comp for     of Avg    applied to     1998        1999        2000
                 Accd for    Accd for      Svc from    Comp for    12/31/97     Cash        Cash        Cash
  Permanent      Svc up to   Svc after      9/94 to    Svc after     Cash      Balance     Balance     Balance
    Number         1/1/98      1/1/98        1/98        1/98      Balance     Accrual     Accrual     Accrual
----------------------------------------------------------------------------------------------------------------
          47348    1.357712    0.223278    2.587989    4.318460    3.103844    3.409738    3.363556    3.252659
----------------------------------------------------------------------------------------------------------------
          60016    0.626981    0.112032    1.641705    2.470229    1.926663    2.050663    2.090425    1.946812
----------------------------------------------------------------------------------------------------------------
          29333    0.380750    0.065781    0.501072    0.930190    0.626109    0.691344    0.716675    0.640006
----------------------------------------------------------------------------------------------------------------
          14745    0.350470    0.135912    0.423607    1.062577    0.524888    0.750000    0.772500    0.689835
----------------------------------------------------------------------------------------------------------------
         308919    0.245972    0.069797    0.361295    0.686298    0.444945    0.521300    0.543344    0.471612
----------------------------------------------------------------------------------------------------------------
          82763    0.315606    0.031211    0.332274    0.595356    0.442195    0.449700    0.473444    0.409565
----------------------------------------------------------------------------------------------------------------
            192    0.178074    0.056171    0.284825    0.715141    0.340802    0.476231    0.497506    0.429841
----------------------------------------------------------------------------------------------------------------
           9335    0.292616    0.056058    0.288145    0.682871    0.389166    0.447413    0.467606    0.400671
----------------------------------------------------------------------------------------------------------------


(B)

---------------------------------------
                  (c)(iv)   (c)(iv)
---------------------------------------
                 Additional  Additional
  Permanent        Annual      Cash
    Number        Benefit    Balance
---------------------------------------

          29413  10,806.74   12,082.39
---------------------------------------
          25873   2,771.29    1,076.75
---------------------------------------

SCHEDULE I 2:  SPECIAL FACTORS FOR BENEFITS REFERENCED IN SECTION 6.01(D)


                          (d)(i)(A)               (d)(i)(B)                (d)(ii)(A)               (d)(ii)(B)

                          Factor for                                                                Factor for
                        08/31/94 E'er        Factor for 08/31/94      Factor for 1.0%/1.5%       1.0%/1.5% of Avg.
                         Indexed Accd         E'er Indexed Accd         of Avg. Comp for         Comp for Service
 Social Security        for Service up        for Service from            Service from           from 01/01/01 to
      Number             to 12/31/00        01/01/01 to 12/31/03      09/01/94 to 12/31/00           12/31/03
-------------------    -----------------    ----------------------    ----------------------    --------------------
   ###-##-####             0.048891               0.049845                   0.076206                1.752618
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.012630               0.021939                   0.059431                0.257717
   ###-##-####             0.170235               0.107242                   0.122444                0.925566
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.062936               0.046692                   0.101374                0.643049
   ###-##-####             0.362002               0.186156                   0.403422                3.393319
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.146986               0.068106                   0.122234                1.071600
   ###-##-####             0.054142               0.092608                   0.060373                0.451201
   ###-##-####             0.111586               0.072341                   0.104032                0.616748
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.007044               0.005076                   0.006200                0.049163
   ###-##-####             0.000000               0.000000                   0.000000                0.000000
   ###-##-####             0.000000               0.000000                   0.000000                0.000000


                          (d)(iii)(A)           (d)(iii)(B)             (d)(iii)(C)                (d)(iii)(D)

 Social Security        Factor Applied        Factor for 2001
      Number             to 12/31/2000         Cash Balance         Factor for 2002 Cash      Factor for 2003 Cash
                         Cash Balance             Accrual             Balance Accrual            Balance Accrual
-----------------------------------------    ------------------    -----------------------    ----------------------
   ###-##-####             0.055334              1.887089                  1.887089                  1.887089
   ###-##-####             0.005584              0.000000                  0.000000                  0.000000
   ###-##-####             0.000000              0.458479                  0.458479                  0.458479
   ###-##-####             0.127453              0.416260                  0.416260                  0.416260
   ###-##-####             0.011480              0.000000                  0.000000                  0.000000
   ###-##-####             0.026110              0.729383                  0.729383                  0.729383
   ###-##-####             0.261257              1.853613                  1.853613                  1.853613
   ###-##-####             0.013852              0.000000                  0.000000                  0.000000
   ###-##-####             0.036266              0.000000                  0.000000                  0.000000
   ###-##-####             0.083023              0.945458                  0.945458                  0.945458
   ###-##-####             0.070526              0.198974                  0.198974                  0.198974
   ###-##-####             0.064930              0.604064                  0.604064                  0.604064
   ###-##-####             0.034994              0.000000                  0.000000                  0.000000
   ###-##-####             0.001974              0.000000                  0.000000                  0.000000
   ###-##-####             0.009752              0.000000                  0.000000                  0.000000
   ###-##-####             0.034705              0.021556                  0.021556                  0.021556
   ###-##-####             0.036143              0.000000                  0.000000                  0.000000
   ###-##-####             0.073154              0.000000                  0.000000                  0.000000

SCHEDULE J:  SPECIAL PROVISIONS APPLICABLE TO EMPLOYEES OF ACQUIRED ENTITIES


The provisions of this Schedule J shall apply to Employees who were formerly employed by entities that were acquired by the Employer or an Affiliated Employer.

1.       Aviall, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 21, 1996 whose immediate prior service was with the Aviall, Inc. and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from May 21, 1996.


2.       Alpha Heat Treaters Division of Alpha-Beta Industries, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 30, 1998 whose immediate prior service was with the Alpha Heat Treaters Division of Alpha-Beta Industries, Inc. and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from April 30, 1998.

3.       Servus

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 1, 1998 whose immediate prior service was with Servus and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from August 1, 1998.

4.   Entertech

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 1, 1998 whose immediate prior service was with Enertech and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from August 1, 1998.


5.   Metallurgical Processing, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on July 1, 1999 whose immediate prior service was with Metallurgical Processing, Inc. and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).



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     (b)  For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from July 1, 1999.

6.   Teledyne Fluid Systems - Farris/Sprague

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 28, 1999 whose immediate prior service was with Teledyne Fluid Systems and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from August 28, 1999.


7.   EF Quality Heat Treating

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 14, 2000 whose immediate prior service was with EF Quality Heat Treating and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from December 14, 2000.

8.   Lau Defense Systems and Vista Controls

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on October 25, 2001 whose immediate prior service was with Lau Defense Systems or Vista Controls and who was employed by such entity at such date:





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                                                                             109


     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from October 25, 2001.

9.   Ironbound Heat Treating Company

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 6, 2001 whose immediate prior service was with Ironbound Heat Treating Company and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from November 6, 2001.

10.  Peerless Instrument Company

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 8, 2001 whose immediate prior service was with Peerless Instrument Company and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.



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                                                                             110


     (c) For purposes of determining Credited Service, he shall have Credited Service computed from November 8, 2001.

11.  Deltavalve USA, L.L.C.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 13, 2001 whose immediate prior service was with Deltavalve USA, L.L.C. and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from December 13, 2001.

12.      Bodycote Thermal Processing

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 21, 2001 whose immediate prior service was with Bodycote Thermal Processing and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from December 21, 2001.

13.  Penny & Giles Controls, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on February 20, 2002 whose immediate prior service was with Penny & Giles Controls, Inc. and who was employed by such entity at such date:

     (a) Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she




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                                                                             111

          continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

     (b) For purposes determining Vesting Years of Service, his period of such prior service shall be included.

     (c) For purposes of determining Credited Service, he shall have Credited Service computed from February 20, 2002.






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                                                                             112



SCHEDULE K 1: SPECIAL PROVISIONS FOR SUPPLEMENTAL CREDITS
FOR PARTICIPANTS AFFECTED BY CERTAIN REDUCTIONS IN FORCE


1. Target Rock Operations - August 1, 2000 through August 15, 2000

For each Participant employed at the Employer's Target Rock operations and whose employment with the Employer is terminated between August 1, 2000 and August 15, 2000, in connection with or as a result of a reduction in force at the Target Rock operations, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits shall be determined as follows: an amount equal to the product of (i) 4/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years.

2. Company-wide Operations - August 24, 2001 through October 12, 2001

For each Participant whose employment with the Employer is terminated between August 24, 2001 and October 12, 2001, in connection with or as a result of the Company's reduction in force program, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.






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                                                                             113




SCHEDULE K 2: SPECIAL VESTING PROVISIONS FOR PARTICIPANTS AFFECTED BY CERTAIN REDUCTIONS IN FORCE


1. Target Rock Operations - August 1, 2000 through August 15, 2000

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Employer is terminated between August 1, 2000 and August 15, 2000, in connection with or as a result of a reduction in force at the Target Rock operations shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.


2. Company-wide Operations - August 24, 2001 through October 12, 2001

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Employer is terminated between August 24, 2001 and October 12, 2001, in connection with or as a result of the Company's reduction in force program shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.